UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

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Two Harbors Investment Corp.
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TWO HARBORS INVESTMENT CORP.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 21, 2013

To our Stockholders:

On behalf of the Board of Directors of Two Harbors Investment Corp., it is my pleasure to invite you to the 2013 Annual Meeting of Stockholders of Two Harbors Investment Corp., a Maryland corporation, to be held at The Grand Hotel Minneapolis, 615 Second Avenue South, Minneapolis, Minnesota 55402, on Tuesday, May 21, 2013, at 1:00 p.m. Central Time, for the following purposes:

(1)         To elect eight (8) directors, with each director serving until our next annual meeting of stockholders and until his or her successor is elected and qualified;

(2)         To approve the Two Harbors Restated 2009 Equity Incentive Plan;

(3)         To consider and vote upon the ratification of the selection of Ernst & Young LLP to serve as our independent registered public accounting firm for our fiscal year ending December 31, 2013;

(3)         To hold an advisory vote relating to the compensation of our executive officers; and

(4)         To transact any other business properly brought before the Annual Meeting or any adjournment or postponement thereof.

Stockholders of record at the close of business on March 26, 2013, are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement of the meeting.  The accompanying Proxy Statement contains further information about the business to be conducted at the Annual Meeting.

Once again, we are pleased to furnish our proxy materials over the Internet.  This process not only expedites your receipt of the proxy materials, but also lowers the cost and reduces our environmental impact.  On or about April 8, 2013, we commenced mailing to each of our stockholders a Notice Regarding the Availability of Proxy Materials, which contains instructions on how to access a copy of our 2013 Proxy Statement, Annual Report on Form 10-K and other soliciting materials, and also contains instructions on how to vote electronically or how you can obtain a paper copy of our Proxy Statement and Annual Report.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares you hold and whether or not you plan to attend the meeting in person.  Accordingly, we encourage you to authorize your vote as soon as possible by following the instructions contained in the Notice Regarding the Availability of Proxy Materials you received for the Annual Meeting.  The Notice includes instructions on how to authorize a proxy to vote via the Internet or toll-free telephone number, or how to request a paper proxy card to complete, sign and return via mail.

BY ORDER OF THE BOARD OF DIRECTORS,

Rebecca B. Sandberg
General Counsel and Secretary

April 3, 2013

ADMISSION TO THE 2013 ANNUAL MEETING

Only stockholders who own shares of our common stock as of the close of business on March 26, 2013, will be entitled to attend the 2013 Annual Meeting.  If you wish to attend the Annual Meeting in person, please register in advance by contacting our Investor Relations Department at (612) 629-2500.  Attendance at the Annual Meeting will be limited to persons presenting proof of stock ownership as of the record date and a form of government-issued photo identification.

•                                          If your shares are registered in your name, proof of ownership could include a copy of your account statement from our transfer agent or a copy of your stock certificate.

•                                          If you hold shares through an intermediary, such as a broker, bank or other nominee, proof of stock ownership could include a form of proxy from your broker, bank or other nominee or a copy of your brokerage or bank account statement. Please note: if you hold your shares through an intermediary and wish to vote your shares at the meeting, you must request a “legal proxy” from your broker, bank or other nominee and bring that proxy to the meeting.

No cameras, recording devices or large packages will be permitted in the meeting room.

TWO HARBORS INVESTMENT CORP.

PROXY STATEMENT

The Board of Directors of Two Harbors Investment Corp., a Maryland corporation, is using this proxy statement to solicit your proxy for use at our 2013 Annual Meeting.  We intend to send a Notice Regarding the Availability of Proxy Materials for the Annual Meeting and make proxy materials available to stockholders (or, for those who request, a paper copy of this proxy statement and the form of proxy) on or about April 8, 2013, to our stockholders of record as of the close of business on March 26, 2013.  References in this proxy statement to “Two Harbors,” “company,” “we,” “us,” “our” and similar terms refer to Two Harbors Investment Corp.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 21, 2013

This proxy statement and our 2012 Annual Report, which includes our Annual Report on Form 10-K, are available on the Internet at www.proxyvote.com.  Pursuant to rules adopted by the Securities and Exchange Commission, or SEC, we have elected to provide access to our proxy materials over the Internet.  Accordingly, we are sending a Notice Regarding the Availability of Proxy Materials to our stockholders of record as of the close of business on March 26, 2013.  All stockholders will have the ability to access our proxy materials on the website referred to in the Notice Regarding the Availability of Proxy Materials (www.proxyvote.com) or to request to receive a printed set of our proxy materials.  Instructions on how to access our proxy materials over the Internet or request a printed copy of our proxy materials may be found in the Notice Regarding Availability of Proxy Materials.  In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

The Annual Meeting

Our Annual Meeting will be held on Tuesday, May 21, 2013, at 1:00 p.m. Central Time at The Grand Hotel Minneapolis, 615 Second Avenue South, Minneapolis, Minnesota 55402.

Purpose of the Annual Meeting

The purpose of the Annual Meeting is to vote on the following items:

(1)         To elect eight (8) directors, with each director serving until our next annual meeting of stockholders and until his or her successor is elected and qualified;

(2)         To approve the Two Harbors Restated 2009 Equity Incentive Plan;

(3)         To consider and vote upon the ratification of the selection of Ernst & Young LLP to serve as our independent public accountants for our fiscal year ending December 31, 2013;

(3)         To hold an advisory vote relating to the compensation of our executive officers; and

(4)         To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors is not aware of any other matter to be presented for action at the Annual Meeting.  Should any other matter requiring a vote of stockholders arise, the persons named in the enclosed proxy card and acting thereunder will vote the proxies in accordance with their discretion on any such matter.

Who Can Vote

The Board of Directors has fixed the close of business on March 26, 2013, as the record date for determining the holders of our common stock entitled to receive notice of and to vote at the Annual Meeting and any postponements or adjournments thereof. On the record date, there were 362,142,394 shares of our common stock outstanding. Only stockholders as of the record date are entitled to vote at the Annual Meeting and such stockholders will be entitled to one vote for each share of our common stock held on the record date, which may be exercised in person or by proxy duly authorized in writing.

How You Can Vote

Stockholders of Record.  Stockholders of record may vote their shares or submit a proxy to have their shares voted by one of the following methods:

•                  By Internet - You may authorize your proxy on-line via the Internet by accessing the website www.proxyvote.com and following the instructions provided on the Notice or proxy card. Internet voting facilities will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on May 20, 2013.

•                  By Telephone - You may authorize your proxy by touch-tone telephone by calling 1-800-690-6903. Telephone voting facilities will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on May 20, 2013.

•                  By Mail - If you request paper copies of the proxy materials to be sent to you by mail, you may authorize your proxy by completing, signing and dating your proxy card and returning it in the reply envelope included with the paper proxy materials.

•                  In Person - You may attend the Annual Meeting and vote in person by completing a ballot; however, attending the Annual Meeting without completing a ballot will not count as a vote.

Beneficial Owners.  If you are the beneficial owner of your shares of common stock (that is, you hold your shares in “street name” through an intermediary such as a broker, bank or other nominee), you will receive instructions from your broker, bank or nominee.  Your broker, bank or nominee will not vote your shares of stock on any matters unless you provide them instructions on how to vote your shares of stock. You should instruct your broker or nominee how to vote your shares of stock by following the directions provided by your broker or nominee.  Alternatively, you may obtain a proxy from your bank, broker or other holder of record and bring it with you to hand in with a ballot in order to be able to vote your shares at the meeting.

Changing Your Vote

You may change your vote at any time before the proxy is exercised. For stockholders of record, if you voted by mail, you may revoke your proxy at any time before it is voted by executing and delivering a timely and valid later-dated proxy, by voting by ballot at the meeting or by giving written notice to the Secretary. If you voted via the Internet or by telephone you may also change your vote with a timely and valid later Internet or telephone vote, as the case may be, or by voting by ballot at the meeting. Attendance at the meeting will not have the effect of revoking a proxy unless (1) you give proper written notice of revocation to the Secretary before the proxy is exercised; or (2) you vote by ballot at the meeting.

Method of Counting Votes; Quorum

Shares represented by valid proxies will be voted in accordance with instructions contained therein. If no specification is made, such shares will be voted (i) “FOR” the election of the eight director nominees listed on the proxy card; (ii) “FOR” the approval of the Two Harbors Restated 2009 Equity Incentive Plan; (iii) “FOR” the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2013; and (iv) “FOR” the advisory vote relating to executive compensation.

If you are the beneficial owner of your shares, your broker or nominee may vote your shares only on those proposals on which it has discretion to vote. Under the rules of the New York Stock Exchange, or NYSE, your broker or nominee has discretion to vote your shares on routine matters, such as Proposal 3, but does not have discretion to vote your shares on non-routine matters, such as Proposals 1, 2 and 4. Therefore, if you do not instruct your broker as to how to vote your shares on Proposals 1, 2 or 4, this would be a “broker non-vote” and your shares would not be counted as having been voted on the applicable proposal. We strongly encourage you to instruct your broker or nominee on how you wish to vote your shares.

The presence, in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. Shares represented by proxies received but marked as abstentions will be included in the calculation of the number of shares considered to be present at the meeting.  Pursuant to Maryland law, broker non-votes and abstentions are not included in the determination of the shares of common stock voting on such matter, but are counted for quorum purposes.

Even if you currently plan to attend the Annual Meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the meeting. Submitting your proxy in advance of the meeting does not affect your right to attend the Annual Meeting and vote in person.

Our principal executive offices are located at 601 Carlson Parkway, Suite 1400, Minnetonka, Minnesota 55305. Notices of revocation of proxies should be sent to that address, attention: Secretary.

PROPOSAL 1: ELECTION OF DIRECTORS

Board Composition

Pursuant to our Charter and Bylaws, our directors are elected by stockholders each year at our annual meeting to serve terms expiring at the next annual meeting.  Our Charter and Bylaws provide that our Board of Directors may be comprised of no less than the number of directors required by the Maryland General Corporation Law and no more than 15, with the precise number to be set by the Board.  The Board of Directors has set the size of our Board at nine. Currently, the Board is comprised of eight directors, with one vacancy, which we hope to fill in the future.

Director Nominations

Action will be taken at the 2013 Annual Meeting for the election of eight directors, each to hold office until our annual meeting of stockholders to be held in 2014 or until his or her successor is duly elected and qualified.

Information concerning each of the eight director nominees standing for election to the Board at our 2013 Annual Meeting is set forth below.  Each of the nominees has been recommended by the Nominating and Corporate Governance Committee and nominated by our Board of Directors. It is expected that each of the director nominees will be able to serve, but if any such nominee is unable to serve for any reason, the proxies reserve discretion to vote or refrain from voting for a substitute nominee or nominees. A stockholder using the enclosed form of proxy can vote for or withhold his or her vote from any or all of the nominees.

We believe that each of the director nominees displays personal and professional integrity; satisfactory levels of education and/or business experience; business acumen; an appropriate level of understanding of our business and its industry and other industries relevant to our business; the ability and willingness to devote adequate time to the work of our Board and its committees; a fit of skills and personality with those of our other directors that helps build a Board that is effective and responsive to the needs of the company; strategic thinking and a willingness to express ideas; a diversity of experiences, expertise and background; and the ability to represent the interests of our stockholders. The information presented below regarding each director nominee also sets forth specific experience, qualifications, attributes and skills that led our Board to conclude that he or she should be nominated to stand for election to serve as a director.

Nominees for Election to the Board

Name	Age	Background Information
James J. Bender	56

James J. Bender is a director nominee. He is Senior Vice President and General Counsel of WPX Energy, Inc. (NYSE: WPX) and has served in that role since his appointment in April 2011.  Prior to that, he served as General Counsel and Corporate Secretary of The Williams Companies Inc. from 2002 to 2011; and General Counsel of Williams Partners GP LLC, the general partner of Williams Partners, since September 2005. Mr. Bender served as the General Counsel of the general partner of Williams Pipeline Partners L.P., from 2007 until its merger with Williams Partners in August 2010. From June 2000 to June 2002, Mr. Bender was Senior Vice President and General Counsel of NRG Energy, Inc., and was its Vice President, General Counsel, and Secretary from June 1997 to June 2000.  Prior to joining NRG Energy, Mr. Bender served in a variety of other legal roles, including as a partner at Maslon Edelman Borman & Brand in Minneapolis, Minnesota; and an associate at Gibson, Dunn & Crutcher. Mr. Bender serves on the Board of Directors of the Tulsa Area United Way and is a member of the Board of Trustees of the Philbrook Museum of Art, the Board of Directors of the KIPP School Tulsa, and the Board of Visitors of the Sustainable Energy and Resources Law Program at the University of Tulsa College of Law. Mr. Bender received a Bachelor’s degree in mathematics from St. Olaf College in 1979, and a Juris Doctorate degree from the University of Minnesota Law School in 1981.  We believe Mr. Bender is an appropriate director because of his experience with and knowledge of corporate governance, regulatory matters and issues applicable to a public company and its board of directors.

Mark D. Ein	48

Mark D. Ein is the non-executive Vice Chairman of our Board of Directors and has been a director of the company since our merger with Capitol Acquisition Corp., or Capitol, in October 2009.  Mr. Ein previously served as Capitol’s Chief Executive Officer and a member of its board of directors. Mr. Ein is the Founder of Venturehouse Group, LLC, a holding company that creates, invests in and builds companies, and has served as its Chief Executive Officer since 1999. He is also the President of Leland Investments, a private investment firm. An entity owned by Mr. Ein is also the majority owner and managing member of Kastle Holding Company LLC, which through its subsidiaries conducts the business of Kastle Systems, LLC, a provider of building and office security systems that was acquired in January 2007. He is the Co-Chairman of Kastle Systems and the founder and owner of the Washington Kastles, the World Team Tennis franchise in Washington, D.C.  Mr. Ein is a director of MACH S.á.r.l., a telecommunications process solutions company, and the chairman of the board of VSGi, a video conferencing, telepresence, and audio-visual integration company.  He serves on the executive committee of the Federal City Council, and serves on the boards of The District of Columbia College Access Program and The District of Columbia Public Education Fund. Mr. Ein received a B.S. in Economics with a concentration in Finance from the University of Pennsylvania’s Wharton School of Finance and an M.B.A. from the Harvard Business School. Mr. Ein was originally appointed as a director pursuant to contractual rights of Capitol granted in the merger with Capitol. We believe Mr. Ein is an appropriate director to provide continuity for Capitol’s common stock and warrant holders and the benefits he brings to our Board of Directors with his background as an entrepreneur, investment banker and investor.

Name	Age	Background Information
William W. Johnson	51

William W. Johnson is an independent member of our Board of Directors. Mr. Johnson has been a director of the company since our merger with Capitol in October of 2009. Mr. Johnson was formerly a Partner and Deputy Head of Asset Management at Perella Weinberg Partners in New York, a privately owned financial services firm from 2009 to 2012. Previously, he was a Managing Director of J.P. Morgan, a financial services firm, from 2006 to 2009, where he held senior roles including Divisional Management and Risk Committee Member, Head of Proprietary Positioning Business, and Head of Tax-Exempt Capital Markets. From 2004 to 2005, Mr. Johnson was a private investor. From 2001 to 2003, Mr. Johnson was President of Paloma Partners, a private capital management company in Greenwich, Connecticut. From 1984 to 2001, Mr. Johnson worked for UBS and its predecessors in Chicago, Singapore, London and Basel. He began his career at O’Connor and Associates in currency options trading and served in several senior management functions including Divisional Management and Risk Committee Member and Global Head of Treasury Products. Mr. Johnson is a director of Silver Bay Realty Trust Corp. (NYSE: SBY).  Mr. Johnson received a B.S. degree from the University of Pennsylvania Wharton School in 1984, and an M.B.A. from the University of Chicago in 1988. Mr. Johnson was originally appointed as a director pursuant to contractual rights of Pine River Capital Management L.P., or Pine River, granted in the merger agreement with Capitol. We believe Mr. Johnson is an appropriate director because of his extensive knowledge of financial markets and trading, and his career in financial markets.

Stephen G. Kasnet	67

Stephen G. Kasnet is an independent member of our Board of Directors and serves as our Lead Independent Director. Mr. Kasnet has been a director of the company since our merger with Capitol in October of 2009.  Mr. Kasnet is also a director of: Columbia Laboratories, Inc., a specialty pharmaceuticals company (NASDAQ: CBRX), where he is chairman of the board and serves on the audit committee; Rubicon Ltd. (NZX: RBC), where he is chairman of the board and serves on its audit committee; and Silver Bay Realty Trust Corp. (NYSE: SBY), where he serves on the audit committee. He was the Chairman of Dartmouth Street Capital LLC, a private investment firm, from 2007 through October 2009. He was also the President and Chief Executive Officer of Raymond Property Company LLC, a real estate company, from 2007 through October 2009. From 2000 to 2006, he was President and Chief Executive Officer of Harbor Global Company, Ltd., an asset management, natural resources and real estate investment company, and President of PIOglobal, a Russian real estate investment fund. From 1995 to 1999, Mr. Kasnet was a director and member of the Executive Committee of The Bradley Real Estate Trust. He was Chairman of Warren Bank from 1990 to 2003. He has also held senior management positions with other financial organizations, including Pioneer Group, Inc., First Winthrop Corporation and Winthrop Financial Associates, and Cabot, Cabot and Forbes. He serves as a director of Tenon Ltd., a wood products company, and serves as a director of First Ipswich Bank. He is also a trustee and vice president of the board of the Governor’s Academy, a private coed boarding high school in Byfield, Massachusetts. Mr. Kasnet received a B.A. from the University of Pennsylvania in 1966. Mr. Kasnet was originally appointed as a director pursuant to contractual rights of Pine River granted in the merger agreement with Capitol. We believe Mr. Kasnet is an appropriate director based on his audit committee experience, and his past and current experience as a director of public companies.

Name	Age	Background Information
W. Reid Sanders	63

W. Reid Sanders is an independent member of our Board of Directors. Mr. Sanders has been a director of the company since our merger with Capitol in October of 2009. He is a director and member of the audit committee of Mid-America Apartment Communities, Inc., a Delaware REIT that owns and operates apartment complexes, (NYSE: MAA). Mr. Sanders also is the President of Sanders Properties, Inc., a real estate company; is a director of Independent Bank, a bank holding company; serves on the Investment Committee at Cypress Realty, a real estate company; and is on the Advisory Board of SSM Venture Partners III, L.P., a private venture capital firm. He is the former Chairman at Two Rivers Capital Management, and his former directorships include Harbor Global Company Ltd., an asset management, natural resources and real estate investment company, PioGlobal Asset Management, a Russian private investment management company, The Pioneer Group Inc., a global investment management firm, and TBA Entertainment Corporation, a strategic communications and entertainment marketing company. Mr. Sanders was the Co-Founder and former Executive Vice President of Southeastern Asset Management, and the former President of Longleaf Partners Mutual Funds, a family of funds in Memphis from 1975-2000. He served as an Investment Officer at First Tennessee Investment Management, the investment management division of First Horizon National Corporation, from 1973-1975. Mr. Sanders worked in Credit Analysis and Commercial Lending at Union Planters National Bank from 1971-1972. Mr. Sanders is a Trustee of the Hugo Dixon Foundation, the Dixon Gallery and Gardens, the Hutchison School, The Jefferson Scholars Foundation, and the TN Shakespeare Company, and is a former Trustee of Rhodes College and the Campbell Clinic Foundation. He received a Bachelors of Economics from the University of Virginia in 1971. Mr. Sanders was originally appointed as a director pursuant to contractual rights of Pine River granted in the merger agreement with Capitol. We believe Mr. Sanders is an appropriate director because of his broad business experience and expertise and sound judgment, as well as his expertise with audits and financial statements.

Thomas Siering	53

Thomas Siering is our Chief Executive Officer and President and a member of our Board of Directors. Mr. Siering has been a director and executive officer since Two Harbors was incorporated in May 2009. Mr. Siering is a Partner of Pine River, which is the parent company of Two Harbors’ external manager, PRCM Advisers LLC, or PRCM Advisers.  Prior to joining Pine River in 2006, Mr. Siering was head of the Value Investment Group at EBF & Associates, a private investment firm, from 1999 until 2006. During that period, he was also the manager for Merced Partners, LP, a private investment firm, and Tamarack International Limited, a closed end, non-diversified investment management company. Mr. Siering was named a Partner at EBF & Associates in 1997. Mr. Siering joined EBF & Associates in 1989 as a trader. From 1987 to 1989, Mr. Siering held various positions in the Financial Markets Department at Cargill, Inc. From 1981 until 1987, Mr. Siering was employed in the Domestic Soybean Processing Division at Cargill in both trading and managerial roles. Mr. Siering holds a B.B.A. from the University of Iowa with a major in Finance. Mr. Siering was originally appointed as a director pursuant to contractual rights of Pine River granted in the merger agreement with Capitol. We believe Mr. Siering is an appropriate director because of his investment and trading expertise as well as his knowledge of PRCM Advisers and its affiliate organizations, which will help ensure that adequate resources are devoted to Two Harbors by PRCM Advisers. Mr. Siering plays a key liaison role between day-to-day management of Two Harbors and our independent directors.

Name	Age	Background Information
Brian C. Taylor	48

Brian C. Taylor is the Chairman of our Board of Directors. Mr. Taylor has been a director since Two Harbors was incorporated in May 2009. Mr. Taylor is the Chief Executive Officer and Chief Investment Officer of Pine River. Mr. Taylor founded Pine River in 2002 and is responsible for management of the business and oversight of its funds. Prior to Pine River’s inception, Mr. Taylor was with EBF & Associates from 1988 to 2002; he was named head of the convertible arbitrage group in 1994 and Partner in 1997. His responsibilities included portfolio management, marketing, product development and trading information systems development. Mr. Taylor received a B.S. from Millikin University in Decatur, Illinois and an M.B.A. from the University of Chicago. Mr. Taylor passed the Illinois Certified Public Accountant Examination in 1986. Mr. Taylor was originally appointed as a director pursuant to contractual rights of Pine River granted in the merger agreement with Capitol. We believe Mr. Taylor is an appropriate director because of his investment and trading expertise as well as his knowledge of PRCM Advisers and its affiliate organizations. He is able to help ensure that adequate resources are devoted to Two Harbors by PRCM Advisers and plays a key liaison role between day-to-day management of Two Harbors and our independent directors.

Hope B. Woodhouse	56

Hope B. Woodhouse is an independent member of our Board of Directors and was appointed to the Board in May of 2012.  Ms. Woodhouse has over 25 years of experience in the financial services industry at top-ranked, global alternative asset management firms and broker dealers. Currently, Ms. Woodhouse is a member of the board of directors of Piper Jaffray Companies (NYSE: PJC) and serves on its Audit Committee and Compensation Committee. From 2005 to 2008, she served as Chief Operating Officer and as a member of the Management Committee for Bridgewater Associates, Inc.  Between 2003 and 2005, Ms. Woodhouse was President and Chief Operating Officer of Auspex Group, L.P., and was Chief Operating Officer and a member of the Management Committee of Soros Fund Management LLC from 2000 to 2003. Prior to that, she held various executive leadership positions, including Treasurer of Funds at Tiger Management L.L.C. (1998 -2000) and Managing Director of the Global Finance Department at Salomon Brothers Inc. (1983 - 1998).  She has previously served as a director of Seoul Securities Co. Ltd., Soros Funds Limited, and The Bond Market Association.  Ms. Woodhouse also serves on the boards of Bottom Line New York and the United Way Foundation of IRC, is a Trustee of the Tiger Foundation, and a member of the Investment Committee at Phillips Academy, Andover, Massachusetts. Ms. Woodhouse received an A.B. degree in Economics from Georgetown University in 1978 and an M.B.A. from Harvard Business School in 1983.  We believe Ms. Woodhouse is an appropriate director because of her background in the financial services industry and her experience serving in executive management and public company board and committee roles.

Recommendation of Board; Vote Required

The vote of a plurality of all of the votes cast at a meeting at which a quorum is present is necessary for the election of a director. For purposes of the election of directors, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.

CORPORATE GOVERNANCE AND BOARD MATTERS

Our Board of Directors is committed to maintaining the highest standards of business conduct and corporate governance.  As described more fully below, we have adopted a Code of Business Conduct and Ethics for officers and directors, as well as for the employees of our external manager, and have adopted Corporate Governance Guidelines, which, in conjunction with our Charter, Bylaws and our board committee charters, provides the framework for our corporate governance.

You can access our Code of Business Conduct and Ethics, our Corporate Governance Guidelines, the charters for our Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, and Risk Oversight Committee, and certain other of our policies under “Corporate Governance” in the Investor Relations section of our website at www.twoharborsinvestment.com or by writing to our Investor Relations department at:  Two Harbors Investment Corp., 601 Carlson Parkway, Suite 1400, Minnetonka, Minnesota 55305.

Director Independence

The rules of the NYSE require that a majority of a company’s board of directors be composed of “independent directors,” which is defined generally as a person other than an executive officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Consistent with these considerations, our Board of Directors has affirmatively determined that each of James J. Bender, Stephen G. Kasnet, William W. Johnson, W. Reid Sanders and Hope B. Woodhouse qualifies as an independent director.

Leadership Structure of the Board of Directors

The Board of Directors is led by a Chairman who is appointed by the directors. Both independent and non-independent directors are eligible for appointment as the Chairman. The Chairman presides at all meetings of the stockholders and of the Board of Directors as a whole. The Chairman performs such other duties, and exercises such powers, as from time to time shall be prescribed in our Bylaws or by the Board of Directors.

Our Corporate Governance Guidelines provide that the independent directors shall appoint one of their members to serve as the lead independent director. The lead independent director is responsible for coordinating the activities of the other independent directors, including scheduling and conducting separate meetings of the independent directors and for such other duties as are assigned from time to time by the Board of Directors. Mr. Kasnet has been appointed as the lead independent director.

The Board of Directors consists of a majority of independent directors and exercises a strong, independent oversight function. All of the Committees of the Board of Directors — Audit, Compensation, Nominating and Corporation Governance, and Risk Oversight — are comprised entirely of independent directors. A number of board committee processes and procedures, including regular executive sessions of non-management directors and a regular review of the performance of PRCM Advisers, our external manager, provide substantial independent oversight of our management’s performance. Under our Bylaws and Corporate Governance Guidelines, the Board of Directors has the ability to change its structure if it determines that such a change is appropriate and in the best interest of Two Harbors. The Board of Directors believes that these factors provide the appropriate balance between the authority of those who oversee Two Harbors and those who manage it on a day-to-day basis.

We currently separate the roles of Chairman and Chief Executive Officer. However, our Chairman and our Chief Executive Officer are both affiliated with PRCM Advisers and Pine River. The Board of Directors believes that this affiliation benefits Two Harbors because these individuals are knowledgeable about Two Harbors’ business and because they are able to ensure that adequate resources are devoted to Two Harbors by PRCM Advisers and Pine River.

Role of the Board of Directors in Risk Oversight

The Board of Directors has responsibility for oversight of Two Harbors’ risk management processes and for understanding the overall risk profile of Two Harbors.  Accordingly, the Board of Directors relies upon the Audit Committee and the Risk Oversight Committee to oversee the risks related to Two Harbors.  The Risk Oversight Committee assists the Board of Directors in fulfilling its responsibility to oversee the risks of Two Harbors’ investment activities. The Risk Oversight Committee also assists the Audit Committee in reviewing the guidelines and policies that govern the process by which risk assessment and risk management is addressed by the company through its senior management team, chief risk officer and corporate risk management committee.

Pursuant to Two Harbors’ Risk Management Policy Manual, the Chief Risk Officer is required to report to the Board of Directors on an annual basis, or more frequently as the circumstances may require or the Board of Directors may request, regarding: (i) Two Harbors’ risk management practices; (ii) Two Harbors’ compliance with the Risk Management Policy Manual; (iii) breaches and exceptions to the Risk Management Policy Manual; (iv) the membership and composition of the Risk Management Committee; and (v) changes or proposed changes to the Risk Management Policy Manual.

Board Committees

Our Board of Directors has formed four committees (Audit, Compensation, Nominating and Corporate Governance, and Risk Oversight) and has adopted charters for each of these Committees.  Each Committee is composed exclusively of directors who meet the independence and other requirements established by the rules and regulations of the SEC and the NYSE listing standards.  Additionally, the Compensation Committee is composed exclusively of individuals intended to be, to the extent required by Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, non-employee directors and will, at such times as we are subject to Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, qualify as outside directors for purposes of Section 162(m) of the Code.

The following table summarizes the current membership of each of our Committees.

Director	Audit	Compensation	Nominating & Corporate Governance	Risk Oversight
Stephen G. Kasnet	Chair		x	x
William W. Johnson		x	Chair	x
Peter Niculescu	x			Chair
W. Reid Sanders		Chair	x
Hope B. Woodhouse	x	x

Audit Committee

The Audit Committee is responsible for engaging our independent certified public accountants, preparing Audit Committee reports, reviewing with the independent certified public accountants the plans and results of the audit engagement, approving professional services provided by the independent certified public accountants, reviewing the independence of the independent certified public accountants, considering the range of audit and non-audit fees, and reviewing the adequacy of our internal accounting controls.

The Audit Committee is, and will at all times be, composed exclusively of “independent directors” as defined under the NYSE listing standards and who otherwise meet the NYSE listing standards. Each member of the Audit Committee is also financially literate, in that they are able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

In addition, a listed company must certify that its audit committee has and will continue to have at least one member who is financially sophisticated in that he or she has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The Board of Directors has determined that Mr. Kasnet satisfies the definition of financial sophistication and also qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC. The Nominating and Corporate Governance Committee and the Board of Directors reviewed Mr. Kasnet’s obligations as a member of three other audit committees and determined that his simultaneous service on those other audit committees does not impair his ability to effectively serve on, and act as Chairman of, our Audit Committee.

The Audit Committee’s purpose and responsibilities are more fully set forth in the Audit Committee’s charter, which is available under “Corporate Governance” in the Investor Relations section of our website at www.twoharborsinvestment.com.

Compensation Committee

The principal functions of the Compensation Committee are:

•                  to evaluate the performance of our officers;

•                  to review any compensation payable to our directors and officers;

•                  to evaluate the performance of our external manager, PRCM Advisers;

•                  to review the compensation and fees payable to PRCM Advisers under the Management Agreement dated October 28, 2009, as amended (the “Management Agreement”);

•                  to review the compensation and fees payable to any affiliates of PRCM Advisers or any other related party;

•                  to prepare Compensation Committee reports; and

•                  to administer the issuance of any common stock or other equity awards issued to personnel of PRCM Advisers or its parent company, Pine River, who provide services to us.

The Compensation Committee also reviews and makes recommendations to the Board of Directors on the compensation of the company’s non-executive directors. In reviewing and making recommendations on non-executive director compensation, the Compensation Committee considers, among other things, the following policies and principles:

•                  the compensation that is paid to directors of other companies that are comparable to us;

•                  the amount of time it is likely directors will be required to devote to preparing for and attending meetings of the Board of Directors and the Committees on which they serve;

•                  the success of the company;

•                  whether a director is a chairman of one of the Committees of the Board of Directors and the time commitment related thereto;

•                  if a Committee on which a director serves undertakes a special assignment, the importance of that special assignment to the company and its stockholders; and

•                  the risks involved in serving as a director of the Board of Directors or a member of its Committees.

None of our executive officers are involved in determining non-executive director compensation levels, although the company’s management may support the Committee with provision of information, data and other resources in connection with its compensation recommendations to the full Board of Directors.

The Compensation Committee may delegate all or a portion of its duties and responsibilities to a subcommittee of the Compensation Committee. The Compensation Committee’s purpose and responsibilities are more fully set forth in the Compensation Committee’s charter, which is available under “Corporate Governance” in the Investor Relations section of our website at www.twoharborsinvestment.com.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for seeking, considering and recommending to the Board of Directors qualified candidates for election as directors and approves and recommends to the full Board of Directors the appointment of each of our executive officers. It also periodically prepares and submits to the Board of Directors for adoption its selection criteria for director nominees. It reviews and makes recommendations on matters involving the general operation of the Board of Directors and our corporate governance, and annually recommends to the Board of Directors nominees for each Committee of the Board of Directors. In addition, the Nominating and Corporate Governance Committee will annually facilitate the assessment of the Board of Directors’ performance and report thereon to the Board of Directors.

The Nominating and Corporate Governance Committee considers the following factors in making its recommendations to the Board of Directors: background experience, skills, expertise, accessibility and availability to serve effectively on the Board of Directors. The Nominating and Corporate Governance Committee also conducts inquiries into the background and qualifications of potential candidates.

The Nominating and Corporate Governance Committee’s purpose and responsibilities are more fully set forth in its charter, which is available under “Corporate Governance” in the Investor Relations section of our website at www.twoharborsinvestment.com.

Risk Oversight Committee

The purpose of the Risk Oversight Committee is to assist the Board of Directors of Two Harbors in fulfilling its responsibility to oversee the risks of the company’s investment activities. The Committee also assists the Audit Committee of the Board in reviewing the guidelines and policies that govern the process by which risk assessment and risk management is addressed by the company through its senior management team, Chief Risk Officer and corporate Risk Management Committee.

The company’s senior management team, chief risk officer and corporate risk management committee are responsible for (i) identifying the material risks to the company and its operations, (ii) creating and implementing appropriate risk management policies, procedures and practices, (iii) integrating the consideration of risk and risk management into the decision-making process of the company, and (iv) measuring risk and monitoring risk levels.

The Risk Oversight Committee’s purpose and responsibilities are more fully set forth in its charter, which is available under “Corporate Governance” in the Investor Relations section of our website at www.twoharborsinvestment.com.

Director Selection

Our Corporate Governance Guidelines provide the following minimum qualifications for directors in order to be suitable for a position on the Board of Directors:

•                  possession of the highest personal and professional ethics, integrity and values;

•                  the ability to exercise good business judgment and be committed to representing the long-term interests of the company and its stockholders;

•                  having an inquisitive and objective perspective, practical wisdom and mature judgment; and

•                  willingness to devote the necessary time and effort to Board of Director duties, including preparing for and attending meetings of the Board of Directors and its Committees.

In considering candidates for nomination as a director, the Nominating and Corporate Governance Committee generally assembles all information regarding a candidate’s background and qualifications, evaluates a candidate’s mix of skills and qualifications and determines the contribution that the candidate could be expected to make to the overall functioning of the Board of Directors. Although we do not have a formal policy on diversity, our corporate governance guidelines provide that the company shall endeavor to have a Board of Directors representing a diverse education and experience that provides knowledge of business, financial, governmental or legal matters that are relevant to our business and to our status as a publicly owned company. With respect to the re-nomination of current directors, the Committee considers the foregoing factors as well as past participation in and contributions to the activities of the Board of Directors.

The Nominating and Corporate Governance Committee will consider candidates recommended for nomination to the Board of Directors by our stockholders. Stockholder recommendations for nominees to the Board of Directors should be submitted in writing to our Secretary.  The manner in which the Committee evaluates candidates recommended by stockholders is generally the same as any other candidate. However, the Committee will also seek and consider information concerning any relationship between a stockholder recommending a candidate and the candidate to determine if the candidate can represent the interests of all of the stockholders. The Committee will not evaluate a candidate recommended by a stockholder unless the stockholder’s proposal provides a certification that the potential candidate will serve as a director if elected.

The Board of Directors held 11 meetings and took action by unanimous written consent three times during 2012. During certain meetings of the Board of Directors, the independent directors also met separately in executive sessions without management present to discuss various matters, including our performance and the performance of PRCM Advisers.  During 2012, the Audit Committee held nine meetings and took action by unanimous written consent once; the Compensation Committee held three meetings and took action by unanimous written consent once; the Nominating and Corporate Governance Committee held 13 meetings; and the Risk Oversight Committee held one meeting.  Each of our directors attended at least 75% of the aggregate total number of meetings held by the Board and all committees on which he or she served during 2012.  Although we do not have a policy on director attendance at the Annual Meeting, directors are encouraged to attend the Annual Meeting.  Each of our then-current directors attended the annual meeting of stockholders held in May 2012.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee or Nominating and Corporate Governance Committee is or has been employed by us.  None of our executive officers currently serves as a member of the Board of Directors or Compensation Committee of another entity that has one or more executive officers serving on our Board of Directors or our Nominating and Corporate Governance Committee, except that in 2012 each of Messrs. Taylor, Siering and Roth participated in making compensation decisions for officers and employees of Pine River, PRCM Advisers and their affiliates.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to our officers, directors and employees and to PRCM Advisers’ and Pine River’s officers, directors and employees when such individuals are acting for us or on our behalf.  Among other matters, our Code of Business Conduct and Ethics is designed to detect and deter wrongdoing and to promote:

•                  honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•                  full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

•                  compliance with applicable governmental laws, rules and regulations;

•                  prompt internal reporting of violations of the Code of Business Conduct and Ethics to appropriate persons identified in the Code; and

•                  accountability for adherence to the Code of Business Conduct and Ethics.

Any waiver of the Code of Business Conduct and Ethics for our executive officers or directors may be made only by our Board of Directors or a Committee thereof and will be promptly disclosed as required by law or stock exchange regulations. The Code of Business Conduct and Ethics was adopted by the Board of Directors on October 28, 2009.

Communications with our Board of Directors

We provide the opportunity for stockholders and all other interested parties to communicate with members of our Board of Directors.  Communications with the independent directors or the chairperson of any of the Committees of the Board of Directors may occur by regular mail or email.  Communications sent by regular mail should be sent to the attention of the Independent Directors, the Chair of the Audit Committee, the Chair of the Compensation Committee, the Chair of the Nominating and Corporate Governance Committee, or the Chair of the Risk Oversight Committee, as the case may be, in each instance in care of our Secretary at our office at 601 Carlson Parkway, Suite 1400, Minnetonka, Minnesota 55305. Communications by e-mail should be sent to our Secretary and General Counsel, at legal@twoharborsinvestment.com.

Our Secretary will review each communication received in accordance with this process to determine whether the communication requires immediate action. The Secretary will forward all appropriate communications received, or a summary of such communications, to the appropriate member(s) of our Board of Directors. However, we reserve the right to disregard any communication that we determine is unduly hostile, threatening or illegal, or does not reasonably relate to us or our business, or is similarly inappropriate. The Secretary has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications.

Stockholder proposals must be made in accordance with the procedures set forth in our current Bylaws or the procedures set forth in Rule 14a-8 of the Exchange Act and not the procedures set forth in the preceding paragraph. Nominations for the Board of Directors proposed may only be made in accordance with the procedures set forth in our Bylaws. The procedures set forth in our Bylaws for stockholder proposals, including nominations for our Board of Directors, as well as the procedures set forth in Rule 14a-8 for stockholders proposals are described in “Other Information — Stockholders Proposals and Director Nominations for 2014 Annual Meeting” in this proxy statement.

DIRECTOR COMPENSATION

Compensation Philosophy

We compensate the independent members of our Board of Directors for their service.  It is our belief that director compensation should:

•                  align the interests of our directors and our stockholders;

•                  ensure the company can attract and retain outstanding director candidates who meet the selection criteria set forth in our Corporate Governance Guidelines and Nominating and Corporate Governance Committee Charter; and

•                  reflect the substantial time commitment of our directors necessary to oversee the company’s affairs.

Generally, it has been our practice to compensate our independent directors with a mix of cash and equity-based compensation.  We do not pay any fees to the non-independent directors serving on our Board.  However, all members of our Board of Directors are reimbursed for their costs and expenses of serving on the Board of Directors, including costs and expenses of attending all meetings of our Board and its Committees.  As discussed above, the Compensation Committee Charter provides that the Compensation Committee has the primary responsibility for reviewing and recommending any changes to director compensation. Our Board of Directors reviews the Compensation Committee’s recommendations and determines the amount of director compensation.

Annual Director Fees

For the one-year term commencing immediately following the 2012 Annual Meeting of Stockholders and ending at the 2013 Annual Meeting of Stockholders, our independent directors earned the following fees for their service:

•                  each independent director received an annual fee $125,000;

•                  the Audit Committee Chair received an additional fee of $15,000; and

•                  the lead independent director received an additional fee of $10,000.

All annual fees noted above are payable half in cash and half in shares of our common stock.  The cash portion of the fee is paid in four equal quarterly installments over the course of the term. The stock portion of the annual director fee is granted under our 2009 Equity Incentive Plan on the first business day following the annual meeting of stockholders at which such director is elected. The number of shares subject to issuance is determined based on the Fair Market Value of our common stock on the last trading day preceding the grant date.  Restricted stock granted to the independent directors prior to the 2012-2013 term vests in three equal annual installments commencing with the first anniversary of the date of grant, so long as such director is serving as a member of the Board of Directors on the vesting date.  Starting with the 2012-2013 term, stock granted to the independent directors under the 2009 Equity Incentive Plan as part of the director fees noted above is not subject to vesting requirements. In 2012, each director received an additional fee of $50,000 related to their service on the special committee of the Board in connection with the closing of our contribution agreement with Silver Bay Realty Trust Corp.

The following table shows the compensation of our independent directors for services in all capacities to us in fiscal year 2012:

Name	Fees Earned or Paid in Cash (1)	Stock Awards (2)	Total
Stephen G. Kasnet	$118,750	$75,000	$193,750
William W. Johnson	$106,250	$62,500	$168,750
W. Reid Sanders	$106,250	$62,500	$168,750
Peter Niculescu	$106,250	$62,500	$168,750
Hope B. Woodhouse	$81,250	$62,500	$143,750

(1)         Represents fees paid in fiscal year 2012.

(2)         Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718.

PROPOSAL 2: APPROVAL OF AMENDMENTS TO THE

TWO HARBORS RESTATED 2009 EQUITY INCENTIVE PLAN

Introduction

Our Compensation Committee and Board of Directors have approved the Restated 2009 Equity Incentive Plan (the “Restated 2009 Plan”), subject to stockholder approval.  As of the date of this proxy statement, only 89,607 shares remain available for awards under the company’s existing 2009 Equity Incentive Plan. The Restated 2009 Plan increases the number of shares of common stock available for issuance under the existing plan from 200,000 to 3,000,000.  Our Board of Directors approved the Restated 2009 Plan to, among other things:

•                  enable us to continue to provide common stock awards to our independent directors as part of their annual director fees;

•                  provide for the possibility of making grants of equity-based compensation to our executive officers and other key employees of our external manager, should the Compensation Committee of the Board determine to do so in the future; and

•                  implement certain best practices of equity-based compensation, as more fully discussed below.

We believe the Restated 2009 Plan is beneficial to our stockholders for the following reasons:

•                  the requested increase in the number of authorized shares (i) represents less than one percent of our outstanding shares of common stock, and (ii) minimizes undesirable consequences of share “overhang,” i.e., the total number of shares related to outstanding options and other equity awards, plus shares available for grant, in relation to the total number of shares outstanding;

•                  the plan prohibits the repricing of equity grants without stockholder approval;

•                  the plan prohibits reload options;

•                  the plan requires options for shares to be priced at not less than the fair market value of the shares on the grant date;

•                  the plan authorizes the compensation committee to include claw back provisions in grants; and

•                  the plan precludes dividends or dividend equivalents rights associated with performance-based awards from being paid if the performance measures are not met.

In addition to an increase in the number of shares available under the Restated 2009 Plan, other changes from the existing plan include:

•                  limiting the grant date fair value to any individual independent director to $150,000 in any fiscal year;

•                  authorizing the regrant of shares not issued pursuant to minimum statutory withholding, grants settled in cash, shares tendered in payment of the exercise price, and shares not issued in connection with appreciation rights grants;

•                  unless otherwise provided in the grant agreement, requiring grant holders to experience a termination of employment without cause or for good reason within 24 months of a change of control in order to receive the benefit of accelerated vesting for such grant;

•                  specifically authorizing the committee to add claw back provisions to grants under the plan;

•                  precluding the payment of dividends or dividend equivalent rights associated with performance-based awards from being paid if the performance measures are not met;

•                  establishing fair market value of a share based on the closing price on the date of grant, rather than on the date preceding the date of grant;

•                  increasing the number of stock-based grants that may be made to participants in any one year;

•                  restricting the term of options to ten years from the date of grant;

•                  authorizing changes in outstanding grants in the event the company pays extraordinary dividends;

•                  authorizing conforming changes to the maximum number of shares to be granted in any year in the event of recapitalization or other corporate events;

•                  lengthening the period of time from 12 months to 24 months to determine whether changes in the composition of the Board constitute a change of control;

•                  precluding a Board member who was added as a result of an actual or threatened election contest or consent solicitation from being considered an Incumbent Director in determining whether a change of control has occurred;

•                  disclaiming liability for taxes or penalties if a grant should violate Section 409A of the federal tax code;

•                  specifically precluding reload options;

•                  authorizing the Compensation Committee to delegate certain authority under the Restated 2009 Plan to a subcommittee of the Compensation Committee or Board of Directors consisting of one or more directors; and

•                  authorizing the use of electronic as well as written grant agreements.

A summary of the principal features of the Restated 2009 Plan is set forth below. This summary is qualified in its entirety by reference to the full text of the Restated 2009 Plan, which is attached as Appendix A to this proxy statement.

If stockholders do not approve the amendments to the Restated 2009 Plan, grants will continue to be made under the existing 2009 Equity Incentive Plan as currently in effect, to the extent shares of the company’s common stock are available (without regard to the increase in shares approved by the Board of Directors).

Recommendation of Board; Vote Required

The affirmative vote of a majority of all of the votes cast at a meeting at which a quorum is present is required for approval of this Proposal 2.  For purposes of this Proposal 2, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE RESTATED 2009 PLAN.

Summary of the Principal Features of the Restated 2009 Plan

Administration

The Restated 2009 Plan is administered by the Compensation Committee of our Board of Directors. The Compensation Committee, appointed by our Board of Directors, has the full authority to administer and interpret the Restated 2009 Plan; to authorize the granting of awards; to determine the eligibility of directors, officers, advisors, consultants and other personnel, including personnel of our external manager and its affiliates, to receive an award; to determine the number of shares of common stock to be covered by each award (subject to the individual participant limitations provided in the Restated 2009 Plan); to determine the terms, provisions and conditions of each award (which may not be inconsistent with the terms of the Restated 2009 Plan); to prescribe the form of instruments evidencing awards; and to take any other actions and make all other determinations that it deems necessary or appropriate in connection with the Restated 2009 Plan or the administration or interpretation thereof. In connection with this authority, the Compensation Committee may, among other things, establish performance goals that must be met in order for awards to be granted or to vest, or for the restrictions on any such awards to lapse. The Compensation Committee administering the Restated 2009 Plan will consist of not less than three directors, each of whom is intended to be, to the extent required by Rule 16b-3 of the Exchange Act, a non-employee director and will, at such times as we are subject to Section 162(m) of the Code, qualify as an outside director for purposes of Section 162(m) of the Code, and meet the requirements of the NYSE for director independence and the requirement to be an eligible member of a compensation committee. The Compensation Committee is authorized to delegate certain authority under the Restated 2009 Plan to a subcommittee of the Compensation Committee or Board of Directors consisting of one or more directors.

Available Shares

The Restated 2009 Plan provides for grants of common stock, restricted common stock, phantom shares, dividend equivalent rights and other equity-based awards, subject to a ceiling of 3,000,000 shares available for issuance under the plan. The maximum number of shares that may underlie awards in any one year to any eligible person may not exceed 500,000 as options and 200,000 as other grants. If an award granted under the Restated 2009 Plan expires or terminates, the shares subject to any portion of the award that expires or terminates without having been exercised or paid, as the case may be, will again become available for the issuance of additional awards. In addition, the shares underlying any phantom shares or DERs paid out in cash, the underlying shares may again be made the subject of grants under the Restated 2009 Plan, as may shares tendered or withheld to satisfy minimum statutory withholding taxes or shares tendered or withheld in payment of an option exercise price. The Restated

2009 Plan shall remain available until all shares available for grant have been awarded and all grants have been settled although the Board may terminate the plan at any earlier time. Plan termination will not affect the rights and obligations of those with outstanding grants then in effect. No award may be granted under the Restated 2009 Plan to any person who, assuming payment of all awards held by such person, would own or be deemed to own more than 9.8% in value or number of shares, whichever is more restrictive, of the outstanding shares of our common stock.

Awards under the Plan

Restricted Shares of Common Stock.  A restricted share award is an award of shares of common stock that is subject to restrictions on transferability and such other restrictions, if any, that the Compensation Committee may impose at the date of grant. Grants of restricted shares of common stock may be subject to vesting schedules as determined by the Compensation Committee. The restrictions may lapse separately or in combination at such times and under such circumstances, including a specified period of employment or the satisfaction of pre-established criteria, in such installments or otherwise, as the Compensation Committee may determine. Except to the extent restricted under the award agreement relating to the restricted shares of common stock, a participant granted restricted shares of common stock has all of the rights of a stockholder, including the right to vote and the right to receive dividends on the restricted shares of common stock. Dividends may be paid on restricted shares of common stock, whether or not vested, at the same rate and on the same date as on shares of our common stock.  In addition, dividends otherwise owed on restricted shares that vest based on performance measures shall not be paid unless and until the performance measurements are met.

Phantom Shares.  Phantom shares, when issued, will reduce the number of shares available for grant under the Restated 2009 Plan and will vest as provided in the applicable award agreement. A phantom share represents a right to receive the fair value of a share of common stock, or, if provided by the Compensation Committee, the right to receive the fair value of a share of common stock in excess of a base value established by the Compensation Committee at the time of grant. Phantom shares may generally be settled in cash or by transfer of shares of common stock (as may be elected by the participant or the Compensation Committee, as may be provided by the Compensation Committee at the time of grant). The Compensation Committee may, in its discretion and under certain circumstances, permit a participant to receive as settlement of the phantom shares installments over a period not to exceed ten years. The Compensation Committee may determine that the holders of awards of phantom shares will be entitled to receive dividend equivalents, which shall be payable at such time that dividends are paid on outstanding shares. However, dividends otherwise owed on phantom shares that vest based on performance measures shall not be paid unless and until the performance measures are met.

Stock Options.  A stock option award is an award of the right to purchase a specific number of shares of common stock at a fixed exercise price determined on the date of grant. Stock option awards may either be incentive or non-qualified stock options; provided that incentive stock options may only granted to our employees. The exercise price of such options must equal at least the fair market value of our common stock on the date of grant. An incentive stock option held by a participant who owns more than 10% of the total combined voting power of all classes of our stock, or of certain of our subsidiary corporations, may not have a term in excess of five years and must have an exercise price of at least 110% of the fair market value of our common stock on the grant date. The Compensation Committee will determine the methods of payment of the exercise price of an option, which may include cash, shares or cancellation of indebtedness acceptable to the Compensation Committee. Subject to the provisions of the Restated 2009 Plan, the Compensation Committee determines the remaining terms of the options (e.g., vesting). Unless otherwise provided in the grant agreement, after the termination of service of an employee, director or consultant, the participant may exercise his or her option, to the extent vested as of such date of termination, for three months following the date of termination, except that if the participant terminates or is terminated for cause, no exercise after termination is permitted. If termination is due to death, the option, to the extent vested, will remain exercisable for 12 months. If the termination is due to retirement or disability, the option, to the extent vested, will remain exercisable for 24 months. In no event may an option be exercised later than the expiration of its term. A participant shall have no rights as a stockholder until the participant exercises the option and the stock certificate is issued to the participant. Without stockholder approval, the Compensation Committee may not permit any “repricing,” meaning any reduction in exercise price or cancellation of an option in exchange for an option with a lower exercise price or a cancellation of an option for cash or another grant if the exercise price of the option is greater than the fair market value of the shares subject to the option at the time of cancellation, other than in conjunction with a change of control or other anti-dilution adjustments permitted.

DERs.    An award of DERs represents the right to receive (or have credited) the equivalent value (in cash, common stock or a combination of both, as determined by the Compensation Committee at the time of grant) of dividends paid on common stock. A participant holding DERs receives a credit for dividends declared on common stock on each dividend payment date during the period between (x) the date the award is granted to the participant and (y) the date the award is exercised, vests or expires, as determined by the Compensation Committee. The specific terms of a DER will be established by the Compensation Committee in its discretion.

Other Share-Based Awards.    The Restated 2009 Plan authorizes the granting of other awards based upon shares of our common stock, including the grant of shares without conditions (including the grant of shares without conditions to our independent directors), the grant of shares based upon certain conditions, grants of restricted stock units and the grant of securities convertible into common stock, subject to terms and conditions established at the time of grant.

Performance Awards.    The Compensation Committee may, in its discretion, grant awards intended to qualify as performance-based compensation for purposes of Code Section 162(m). Such performance-based awards will result in a payment to a participant only if performance goals established by the Compensation Committee are achieved, as determined by the Compensation Committee, and any other applicable vesting provisions are satisfied. The Compensation Committee will establish performance goals in its discretion, in compliance with the requirements of Code Section 162(m), which, depending on the extent to which they are met, will determine the number and/or the value of shares of common stock to be paid out to participants. For purposes of such awards, the performance goals may be one or more of the following, as determined by the Compensation Committee: (i) pre-tax income, (ii) after-tax income, (iii) net income (meaning net income as reflected in our financial reports for the applicable period, on an aggregate, diluted and/or per share basis), (iv) operating income, (v) cash flow, (vi) earnings per share, (vii) return on equity, (viii) return on invested capital or assets, (ix) cash and/or funds available for distribution, (x) appreciation in the fair market value of our common stock, (xi) return on investment, (xii) total return to stockholders (meaning the aggregate of our common stock price appreciation and dividends paid (assuming full reinvestment of dividends) during the applicable period), (xiii) net earnings growth, (xiv) stock appreciation (meaning an increase in the price or value of our common stock after the date of grant of an award and during the applicable period), (xv) related return ratios, (xvi) increase in revenues, (xvii) our published ranking against our peer group of real estate investment trusts based on total stockholder return, (xviii) net earnings, (xix) changes (or the absence of changes) in the per share or aggregate market price of our common stock, (xx) number of securities sold, (xxi) earnings before any one or more of the following items: interest, taxes, depreciation or amortization for the applicable period, as reflected in our financial reports for the applicable period and (xxii) total revenue growth (meaning the increase in total revenues after the date of grant of an award and during the applicable period, as reflected in our financial reports for the applicable period).

Prohibitions on Transfers of Options

No option shall be assignable or transferable, except by will or the laws of descent and distribution of the state wherein the Grantee is domiciled at the time of his death; provided, however, that the Compensation Committee may (but need not) permit other transfers, where the Compensation Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any option intended to be an incentive stock option to fail to be described in Section 422(b) of the Internal Revenue Code and (iii) is otherwise appropriate and desirable.  Such transfers must be made without consideration and only to family members (or pursuant to a qualified domestic relations order in the event of divorce of an optionee) or to trusts or other entities for the benefit of family members. The Compensation Committee may also allow transfers to nonprofit organizations exempt from tax under Section 501(c)(3) of the Internal Revenue Code.

Change of Control

Under the Restated 2009 Plan, a change of control is generally defined as the occurrence of any of the following events: (i) the acquisition of more than 50% of our voting shares or outstanding shares by any person; (ii)

the sale or disposition of all or substantially all of our assets; (iii) a merger or consolidation where our stockholders immediately prior to such event hold less than 50% of the voting power of the surviving or resulting entity; (iv) during any 24-calendar-month period, our directors, including subsequent directors recommended or approved by our directors, but excluding directors who became directors as a result of an actual or threatened election contest or consent solicitation, at the beginning of such period cease for any reason other than due to death to constitute a majority of our Board of Directors; or (v) consummation of a stockholder approved liquidation or dissolution. Notwithstanding the foregoing, no event or condition described in clauses (i) through (v) above shall constitute a change of control if it results from a transaction between us and our Manager or an affiliate of our Manager.

Upon a change of control, the Compensation Committee may make such adjustments as it, in its discretion, determines are necessary or appropriate in light of the change of control, but only if the Compensation Committee determines that the adjustments do not have a substantial adverse economic impact on the participants (as determined at the time of the adjustments). Such adjustments may include an automatic lapse, upon a change of control, of all restrictions and conditions on all grants under the Restated 2009 Plan if the grantee separates from service without cause or for good reason within 24 months of the change of control. Unless otherwise provided in the grant agreement, DERs automatically vest on a change of control.

Amendments and Termination

Our Board of Directors may amend, alter or discontinue the Restated 2009 Plan but cannot take any action that would impair the rights of a grantee with respect to grants previously made without such grantee’s consent. To the extent necessary and desirable, our Board of Directors must obtain approval of our stockholders for any amendment that would:

•                  other than through anti-dilution or similar adjustments as provided in the Restated 2009 Plan, increase the total number of shares of common stock reserved for issuance under the Restated 2009 Plan or the maximum number of shares permitted to be issued to any grantee in any one year;

•                  change the class of officers, directors, employees, consultants and advisors eligible to participate in the Restated 2009 Plan;

•                  reprice any awards under the Restated 2009 Plan; or

•                  otherwise require such approval.

The Compensation Committee may amend the terms of any award granted under the Restated 2009 Plan, prospectively or retroactively, but generally may not impair the rights of any participant without his or her consent.

Federal Income Tax Consequences

The following is a very general description of some of the basic tax principles that apply to awards under the Restated 2009 Plan. The grant of an option will create no tax consequences for the participant or the company. A participant will have no taxable income upon exercise of an incentive stock option, except that the alternative minimum tax may apply. Upon exercise of a non-qualified option, a participant generally must recognize ordinary income equal to the fair market value of the shares acquired minus the exercise price. Upon a disposition of shares acquired by exercise of an incentive stock option before the end of the applicable incentive stock option holding periods, the participant generally must recognize ordinary income equal to the lesser of (1) the fair market value of the shares at the date of exercise minus the exercise price or (2) the amount realized upon the disposition of the option shares minus the exercise price. Otherwise, a participant’s disposition of shares acquired upon the exercise of an option generally will result in capital gain or loss. Other awards under the Restated 2009 Plan, including restricted stock, phantom shares and DERs generally will result in ordinary income to the participant at the later of the time of delivery of cash or shares, or the time that either the risk of forfeiture or restriction on transferability lapses on previously delivered shares or other property. Except as discussed below, we generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with an award, but will be entitled to no tax deduction relating to amounts that represent a capital gain to a participant. Thus, we will not be entitled to any tax deduction with respect to an incentive stock option if the participant holds the shares for the incentive stock option holding periods.

Code Section 162(m) generally limits the tax deductibility of compensation paid to each of certain executive officers to $1 million per year, but allows deductions in excess of this amount for “performance-based compensation” as defined under Code Section 162(m). We intend that options granted under the Restated 2009 Plan will qualify as performance-based compensation under Code Section 162(m). In addition, other awards under the Restated 2009 Plan, such as restricted stock, phantom shares, DERs and other stock-based awards, unless issued as performance-based grants, generally will not qualify, so that compensation paid to executive officers in connection with such awards may not be deductible.

Please note that the forgoing is general tax discussion and different tax rules may apply to specific participants and transactions under the Restated 2009 Plan.

Additional Information Regarding New Plan Benefits

The company has no current proposals, plans or arrangements, written or otherwise, to grant any specific awards under the Restated 2009 Plan to any executive officers, officers, advisors, consultants and other personnel, including personnel of our external manager and its affiliates or other service providers of the company. Accordingly, future awards under the Restated 2009 Plan to the foregoing eligible recipients are not determinable at this time.

Under the company’s compensation program for independent directors, each independent director currently receives one-half of such director’s annual director fees in shares of common stock.  The common stock portion of the annual director fee is granted pursuant to a stock award agreement under our existing 2009 Equity Incentive Plan on the first business day following the annual meeting of stockholders at which such director is elected. The number of shares subject to issuance is determined based on the fair market value of our common stock on the last trading day preceding the grant date.  Common stock granted to the independent directors under our existing 2009 Equity Incentive Plan as part of the annual director fees noted above is not subject to vesting requirements.

Market Price of the Common Stock

As of April 1, 2013, the fair market value of our common stock was $12.45 per share, based on the closing price of the Common Stock as reported by the NYSE.

Securities Authorized for Issuance under Equity Compensation Plans

We adopted our existing equity incentive plan to provide incentive compensation to attract and retain qualified directors, officers, advisers, consultants and other personnel, including our external manager and affiliates and personnel of our external manager and affiliates, and any joint venture affiliates of ours.  The following table presents certain information about our equity compensation plan as of December 31, 2012:

	December 31, 2012
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column of this table)
Equity compensation plans approved by stockholders	—	$—	89,607
Equity compensation plans not approved by stockholders	—	—	—
Total	—	$—	89,607

PROPOSAL 3: RATIFICATION OF SELECTION OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

We are asking our stockholders to ratify the selection of Ernst & Young LLP as our independent registered public accountants for our fiscal year ending December 31, 2013.  Although ratification is not required by our Bylaws or otherwise, the Board of Directors is submitting the selection of Ernst & Young LLP to our stockholders for ratification as a matter of good corporate practice. In the event stockholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee.  Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of Two Harbors.  A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions.

Auditor Fees

The aggregate fees billed to us for professional services performed by Ernst & Young LLP were as follows for the years ended December 31, 2012, and December 31, 2011:

	2012	2011
Audit Fees (a)	$758,000	$420,000
Audit-Related Fees (b)	14,000	108,700
Tax Fees (c)	182,650	57,500
All Other Fees (d)	—	1,995
Total Principal Accountant Fees	$954,650	$586,200

(a)   Audit Fees pertain to the audit of our annual Consolidated Financial Statements, including review of the interim financial statements contained in our Quarterly Reports on Form 10-Q, comfort letters to underwriters in connection with our registration statements and common stock offerings, attest services, consents to the incorporation of the E&Y audit report in publicly filed documents and assistance with and review of documents filed with the SEC.

(b)   Audit Related Fees pertain to assurance and related services that are traditionally performed by the principal accountant, including accounting consultations and audits in connection with proposed or consummated acquisitions, internal control reviews and consultation concerning financial accounting and reporting standards.

(c)    Tax Fees pertain to services performed for tax compliance, including REIT compliance, tax planning and tax advice, including preparation of tax returns and claims for refund and tax-payment planning services. Tax planning and advice also includes assistance with tax audits and appeals, and tax advice related to specific transactions.

(d)   Other Fees pertain to annual membership fees to E&Y’s online accounting research tool.

The services performed by Ernst & Young LLP for the 2012 fiscal year were pre-approved in accordance with the pre-approval policy set forth in our Audit Committee Charter. This policy requires that all engagement fees and the terms and scope of all auditing and non-auditing services be reviewed and approved by the Audit Committee in advance of their formal initiation.

Recommendation of Board; Vote Required

The affirmative vote of a majority of all of the votes cast on the proposal is required to ratify the appointment of our independent registered public accounting firm. For purposes of the vote on the ratification of the independent registered public accounting firm, abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

REPORT OF THE AUDIT COMMITTEE

The Board of Directors has appointed an Audit Committee presently composed of independent directors Stephen G. Kasnet, Peter Niculescu, and Hope B. Woodhouse. Mr. Kasnet serves as chairman of the Audit Committee. Each of the directors on our Audit Committee is an independent director under the NYSE listing standards. The Board of Directors has determined that Mr. Kasnet satisfies the definition of financial sophistication and is an “audit committee financial expert,” as defined under rules and regulations of the United States Securities and Exchange Commission.

The Audit Committee’s responsibility is one of oversight as set forth in its charter, which is available on our website at www.twoharborsinvestment.com. It is not the duty of the Audit Committee to prepare our financial statements, to plan or conduct audits or to determine that our financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Our management is responsible for preparing our financial statements and for maintaining internal controls. The independent auditors are responsible for auditing the financial statements and for expressing an opinion as to whether those audited financial statements fairly present our financial position, results of operations and cash flows in conformity with generally accepted accounting principles.

The Audit Committee has reviewed and discussed our audited financial statements with management and with Ernst & Young LLP, our independent auditors for 2012.

The Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

The Audit Committee has received from Ernst & Young LLP the written disclosures and the letter from Ernst & Young LLP required by the PCAOB regarding Ernst & Young LLP’s communication with the Audit Committee concerning independence, and has discussed Ernst & Young LLP’s independence with Ernst & Young LLP, and has considered the compatibility of non-audit services with the auditor’s independence.

Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements for the year ended December 31, 2012, be included in our Annual Report on Form 10-K for the year ended December 31, 2012, for filing with the SEC. The Audit Committee also has recommended the selection of Ernst & Young LLP to serve as independent public accountants for the year ending December 31, 2013.

By the Audit Committee:

Stephen G. Kasnet, Chairman
Peter Niculescu
Hope B. Woodhouse

Use of Report of the Audit Committee

In accordance with and to the extent permitted by applicable law or regulation, the information contained in the foregoing Report of the Audit Committee is not “soliciting material” and is not to be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or under the Exchange Act.

EXECUTIVE OFFICERS

The Board of Directors generally appoints executive officers annually following our annual meeting of stockholders to serve until the meeting of the Board of Directors following the next annual meeting of stockholders. Set forth below is certain information about each of our executive officers. The business address of each executive officer is Two Harbors Investment Corp., 601 Carlson Parkway, Suite 1400, Minnetonka, Minnesota 55305.

Executive Officers

Name	Age	Background Information

Thomas Siering	53	Biographical information for Thomas Siering, our Chief Executive Officer, is provided above under “Nominees for Election to the Board” on page 6.

William Roth	55

William Roth is our Chief Investment Officer. Mr. Roth has been an executive officer since the merger with Capitol in October of 2009. Mr. Roth is a Partner of Pine River. Prior to joining Pine River in 2009, Mr. Roth was at Citigroup, a financial services organization, and its predecessor firm, Salomon Brothers Inc., for 28 years where he was named a Director in 1987 and a Managing Director in 1997. From 2004 to 2009, Mr. Roth managed a proprietary trading book at Citigroup with particular focus on mortgage and asset-backed securities. From 1994 to 2004, Mr. Roth was part of the Salomon/Citi New York Mortgage Sales Department. From 1981 to 1994, Mr. Roth was based in Chicago and managed the Chicago Financial Institutions Sales Group for Salomon Brothers. He received an M.B.A. with a concentration in Finance from the University of Chicago Graduate School of Business in 1981 and a B.S. in Finance and Economics from Miami University in Oxford, Ohio in 1979.

Brad Farrell	38

Brad Farrell is our Chief Financial Officer and Treasurer.  Mr. Farrell has been the Chief Financial Officer since January 2012. Mr. Farrell is an employee of Pine River and, prior to his appointment as Chief Financial Officer, served as our Controller. Prior to joining Pine River in 2009, he was Vice President and Executive Director of External Reporting for GMAC ResCap, a diversified real estate company. In this role, from 2007 to 2009, he was responsible for GMAC ResCap’s public filing and bank holding company reporting initiatives. He was also involved in GMAC ResCap’s debt restructuring and related accounting and liquidity initiatives. From 2002 to 2007, Mr. Farrell held various positions in finance and accounting with XL Capital Ltd., a public global insurance underwriter, including the establishment of finance and accounting processes in its London based insurance segment. Prior to 2002, he was employed with KPMG where he gained experience managing US GAAP implementation and Securities Exchange Act compliance engagements for foreign filers in the firm’s London practice. Mr. Farrell is a Certified Public Accountant (inactive), and graduated with a B.S.B.A. from Drake University in Des Moines, IA.

Rebecca B. Sandberg	41

Rebecca B. Sandberg is our General Counsel and Secretary. Ms. Sandberg has been the General Counsel since March 2013. Ms. Sandberg previously served as Deputy General Counsel and Secretary of Two Harbors from May 2012 until March of 2013. From 2010 to May 2012, she served as Two Harbors’ Senior Counsel. Prior to joining Two Harbors, Ms. Sandberg was in private practice where she advised clients primarily in the areas of securities laws, mergers and acquisitions, private capital markets transaction, corporate governance and general corporate law. From 2007 to 2010, Ms. Sandberg was a Senior Associate at Stoel Rives LLP and from 2006 to 2007 she was a Senior Associate at Fulbright & Jaworski LLP. Prior to that, Ms. Sandberg was an Associate at Lindquist & Vennum PLLP. She received a B.A. from the University of Minnesota in 1994 and a Juris Doctorate from William Mitchell College of Law in 2000.

Executive Compensation

We have no employees.  We are externally managed by PRCM Advisers under the terms of a Management Agreement, pursuant to which PRCM Advisers provides us with all of the personnel required to manage our operations, including our executive officers. We did not pay any compensation to our executive officers, nor did we make any grants of plan-based awards, stock options or stock grants of any kind to them for the fiscal year ended December 31, 2012. We do not provide any of our executive officers with pension benefits or nonqualified deferred compensation plans. We do not have any employment agreements with any persons and are not obligated to make any payments to any of our executive officers upon termination of employment or a change in control of the company.

Role and Use of Compensation Consultants

In February of 2013, the Compensation Committee selected and engaged Frederic W. Cook & Co. (“FW Cook”) to serve as the independent executive compensation consultant to the Compensation Committee. Under the engagement, FW Cook will provide advice on a variety of compensation-related matters, including director compensation and executive compensation. FW Cook does not provide any other services to the company and will work with management only under the direction of the Compensation Committee.

Certain Risks With Respect to Compensation

We do not believe our compensation policies and practices are reasonably likely to have a material adverse effect on Two Harbors. As noted above, we are externally managed by PRCM Advisers pursuant to the terms of the Management Agreement. Compensation decisions regarding the personnel who manage our affairs are made by PRCM Advisers and its parent company, Pine River, in consultation with the Compensation Committee, and all such compensation comes either from the fixed management fee that we pay to PRCM Advisers or via reimbursement of a portion of the salaries of certain personnel at Pine River who devote time to our affairs. We do not directly pay our officers any compensation, including any performance based bonuses. We have not granted our officers any equity awards, and any such awards in the future are subject to the review and approval of the Compensation Committee of our Board of Directors.

The base fee under the Management Agreement is calculated based on a percentage of stockholder equity and is payable quarterly. Calculation of the management fee is not primarily dependent upon our financial performance or the performance of our management, thus the management fee does not create an incentive for management to take excessive or unnecessary risks. Specifically, the use of stockholders’ equity as the base for the calculation does not result in leveraged pay-out curves, steep pay-out cliffs, or set unreasonable goals and thresholds, each of which can promote excessive and unnecessary risks.

Our independent directors review PRCM Advisers’ performance and the management fees quarterly, providing a check upon any improper effort by management to increase compensation payments indirectly via the pass-through of costs. The management fee itself cannot be increased or revised without the approval of our independent directors. The Management Agreement provides for annual renewals and for termination for cause. Although termination under the foregoing circumstances may require the payment of a significant termination fee, we believe it is still a deterrent against excessive and unnecessary risk taking.

Compensation Discussion and Analysis

We have not paid, and we do not currently intend to pay, any cash compensation directly to any of our executive officers. Although we have not to date and there is currently no commitment to do so, the Compensation Committee may, in the future, determine to grant to our executive officers and other key personnel equity-based awards intended to align the interests of such individuals with the interests of our stockholders.

We have engaged PRCM Advisers as our external manager pursuant to the terms of the Management Agreement, dated October 28, 2009, as amended.  Under the Management Agreement, PRCM Advisers provides us with our senior management team, including our executive officers, as well as with appropriate support personnel to operate our business.  Because PRCM Advisers has no employees or separate facilities of its own, PRCM Advisers entered into a Shared Facilities and Services Agreement with Pine River, its parent company, pursuant to which PRCM Advisers is provided with the personnel, services and resources necessary for PRCM Advisers to perform its obligations and responsibilities to us under the Management Agreement.  Accordingly, our executive officers are partners and employees of Pine River and receive their compensation directly from Pine River.  Pine River is entitled to make decisions relating to the compensation of our officers based on such factors as Pine River determines are appropriate; however, Pine River consults with the members of the Compensation Committee concerning the compensation that Pine River proposes to pay to certain of our executive officers.  The management fees that we pay PRCM Advisers under the Management Agreement are, through the distributions of PRCM Advisers’ income to its parent, Pine River, one of the sources of funds that Pine River may use to compensate our officers. Additionally, we reimburse PRCM Advisers for the allocable share of the compensation paid by Pine River to personnel who serve as our principal financial officer and general counsel.  See “Certain Transactions with Related Persons” for further discussion of the terms of the Management Agreement, including the management fees payable to PRCM Advisers thereunder and our reimbursement obligations to PRCM Advisers.

Our Compensation Committee noted the significant support received in the previous advisory vote on executive compensation and therefore determined no changes were advisable based on the outcome of that vote.  We currently plan to hold an advisory vote on executive compensation each year.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of the Board of Directors has reviewed and discussed with management of the company the “Compensation Discussion and Analysis” contained in this proxy statement. Based on that review and discussion, the Compensation Committee recommends that the “Compensation Discussion and Analysis” be included in the company’s proxy statement for the 2013 Annual Meeting of Stockholders.

By the Compensation Committee:    W. Reid Sanders, Chairman

William W. Johnson

Hope B. Woodhouse

PROPOSAL 4: ADVISORY VOTE RELATING TO EXECUTIVE COMPENSATION

SEC rules adopted pursuant to Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act require public companies to provide stockholders with periodic advisory (non-binding) votes on executive compensation, also referred to as “say-on-pay” proposals.

As more fully described under the sections of this proxy statement entitled “Executive Compensation,” “Compensation Discussion and Analysis” and “Certain Transactions with Related Persons,” we do not have any employees.  We are externally managed by PRCM Advisors pursuant to the Management Agreement between us and PRCM Advisers. We have not paid any cash or equity compensation directly to any of our executive officers.  Under the Management Agreement with PRCM Advisers, PRCM Advisers, through an agreement with its parent company, Pine River, provides us with our senior management team, including officers, as well as appropriate support personnel to operate our business. Each of our executive officers is a partner or employee of Pine River and receives his or her compensation and employee benefits directly from Pine River, which Pine River determines in its discretion.  Under the Management Agreement, we pay PRCM Advisers a management fee equal to 1.5% of our annual stockholders’ equity and reimburse PRCM Advisers for certain costs specified thereunder, including the allocable share of the compensation paid by PRCM Advisers to its personnel serving as our principal financial officer and general counsel.

Notwithstanding that we do not directly pay our executive officers’ compensation, we are required by Section 14A of the Exchange Act to seek an advisory vote from our stockholders to approve the compensation of our executive officers listed under “Executive Officers” in this proxy statement.  At the 2012 Annual Meeting of Stockholders, we provided the company’s stockholders with an opportunity to cast an advisory vote regarding our executive compensation.  At that meeting, the stockholders strongly approved the proposal, with more than 98% of the votes cast voting in favor of the proposal.  Similar to last year, at the 2013Annual Meeting, we are asking you to vote “FOR” the adoption of the following resolution:

“RESOLVED: That the stockholders of the company approve, on a non-binding advisory basis, the compensation paid to the company’s executive officers, as disclosed in the company’s proxy statement for the 2013 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis and related narrative discussions in the proxy statement.”

Because this say-on-pay vote is advisory in nature, it is not binding on us, our Board of Directors, our Compensation Committee, PRCM Advisers or Pine River.

Recommendation of Board; Vote Required

The affirmative vote of a majority of all of the votes cast at a meeting at which a quorum is present is required for approval of this Proposal 4.  For purposes of this Proposal 4, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADVISORY VOTE RELATED TO EXECUTIVE COMPENSATION.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

Our common stock is listed on the NYSE under the symbol “TWO.” As of March 20, 2013, we had 231 registered holders and approximately 128,800 beneficial owners of our common stock. The following table sets forth information regarding the beneficial ownership of our common stock as of March 20, 2013 (unless otherwise indicated) by (1) each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock; (2) each of our executive officers and directors; and (3) all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with Rule 13d-3 of the Exchange Act. A person is deemed to be the beneficial owner of any shares of common stock if that person has or shares voting power or investment power with respect to those shares or has the right to acquire beneficial ownership at any time within 60 days of the date of the table. “Voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares.

Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned (2)		Percent of Class (2)
Brian C. Taylor	600,000	(3)	*
Thomas Siering	312,573		*
William W. Johnson	246,391	(4)	*
William Roth	81,300		*
Stephen G. Kasnet	63,258	(5)	*
W. Reid Sanders	64,240	(6)	*
Peter Niculescu	24,770	(7)	*
Brad Farrell	13,250		*
Mark D. Ein	10,000		*
Hope B. Woodhouse	6,158		*
Rebecca B. Sandberg	542		*
All directors and executive officers as a group (11 individuals)	1,422,482	(8)	*

*                               Less than one percent.

(1)         Unless otherwise indicated, the business address of each of the individuals is 601 Carlson Parkway, Suite 1400, Minnetonka, MN 55305.

(2)         Based on 362,142,394 shares of common stock outstanding as of March 26, 2013. Share amounts for individuals assume that all warrants held by the person are exercised and outstanding (and, therefore, included in the denominator). The total number of shares of common stock outstanding used in calculating the percentage of the class for such person assumes that none of the warrants held by other persons are exercised.

(3)         Includes 500,000 shares of common stock issuable upon the exercise of warrants owned by Nisswa Acquisition Master Fund Ltd. and Pine River Master Fund Ltd., for which Pine River is the investment manager. Brian Taylor is the sole member of Pine River Capital Management LLC, an entity which is the general partner of Pine River. Mr. Taylor, Pine River and Pine River Capital Management LLC disclaim beneficial ownership of any of the securities owned by Nisswa Acquisition Master Fund Ltd. and Pine River Master Fund Ltd. other than to the extent of his or its pecuniary interest therein, if any, and the foregoing disclosure shall not be deemed an admission that Mr. Taylor, Pine River or Pine River Capital Management LLC is the beneficial owner of such securities for purposes of Section 16 or for any other purpose. The securities of Nisswa Acquisition Master Fund Ltd. and Pine River Master Fund Ltd. may be pledged from time to time.

(4)         Includes 18,612 shares of restricted common stock held by Mr. Johnson.

(5)         Includes 22,536 shares of restricted common stock held by Mr. Kasnet.

(6)         Includes 18,612 shares of restricted common stock held by Mr. Sanders.

(7)         Includes 18,612 shares of restricted common stock held by Mr. Niculescu.

(8)         Includes the warrants described in footnote (3) above.

CERTAIN TRANSACTIONS WITH RELATED PERSONS

Related Party Transactions

Contribution Agreement

Two Harbors Operating Company LLC (“Two Harbors LLC”), our wholly owned subsidiary, entered into a Contribution Agreement in December 2012 with, among other entities, Silver Bay Realty Trust Corp. (“Silver Bay”).  Silver Bay is managed by an affiliate of our external manager.  Messrs. Siering, Kasnet and Johnson are members of the board of directors of Silver Bay and our former General Counsel, Timothy O’Brien, is the general counsel of Silver Bay.  Pursuant to this Contribution Agreement, Two Harbors LLC contributed 100% of its equity interests in Two Harbors Property Investment LLC (“Two Harbors Property”) to Silver Bay and took certain other actions in connection with the formation transactions (the “Formation Transactions”) which occurred simultaneously with the closing of Silver Bay’s initial public offering.  The transaction closed on December 19, 2012.  In exchange for its contribution, Two Harbors LLC received 17,824,647 shares of common stock of Silver Bay (the “Silver Bay Common Stock”) and other consideration.

On March 18, 2013, the special committee of our Board of Directors declared a special dividend of the Silver Bay Common Stock.  The special dividend will be made on a pro rata basis to Two Harbors’ stockholders of record as of the close of business on April 2, 2013.  Our directors and executive officers who are also stockholders of Two Harbors will receive the same pro rata share of Silver Bay Common Stock that our other stockholders receive as a result of the special dividend.

Management Agreement and Shared Facilities and Services Agreement

Pursuant to the Management Agreement, PRCM Advisers LLC provides the day-to-day management of our operations. The Management Agreement requires PRCM Advisers LLC to manage our business affairs in conformity with the policies and the investment guidelines that are approved and monitored by our Board of Directors. The Management Agreement has an initial three-year term and will be renewed for one-year terms thereafter unless terminated by either us or PRCM Advisers LLC. PRCM Advisers LLC is entitled to receive a termination fee from us under certain circumstances. We are also obligated to reimburse certain expenses incurred by PRCM Advisers LLC and its affiliates. PRCM Advisers LLC is entitled to receive a management fee from us. Our executive officers are also employees or partners of Pine River. As a result, the Management Agreement between us and PRCM Advisers LLC was negotiated between related parties, and the terms, including fees and other amounts payable, may not be as favorable to us as if they had been negotiated with an unaffiliated third party.

In connection with the closing of the Contribution Agreement, the Management Agreement was amended to revise the definition of “Stockholder Equity” to exclude from such amount the value of the consideration to be received by Two Harbors LLC in the Formation Transactions pursuant to the Silver Bay initial public offering, and to reduce the Base Management Fee (as defined in the Management Agreement) for the quarter ended June 30, 2013, by $4,340,000.

In addition, PRCM Advisers LLC has entered into a Shared Facilities and Services Agreement with Pine River, pursuant to which Pine River provides PRCM Advisers LLC with access to office space, equipment, personnel, credit analysis and risk management expertise and processes, information technology and other resources for our benefit. The Management Agreement and the Shared Facilities and Services Agreement are intended to provide us with access to Pine River’s personnel and its experience in capital markets, credit analysis, debt structuring and risk and asset management, as well as assistance with corporate operations, legal and compliance functions and governance.

We incurred charges of $45 million for fiscal 2012 related to the Management Agreement, of which $33.2 million was for the base management fee and the balance represented expense reimbursement for general and administrative expenses incurred by the company in the normal course of its operations and certain compensation expenses incurred by PRCM Advisers under the Management Agreement.

Acquisition Services Agreement and Property Management Agreement

Our wholly-owned subsidiary, Two Harbors Property Investment LLC, previously entered into an Acquisition Services Agreement, a Property Management Agreement and a side letter agreement regarding certain fees, each dated February 3, 2012, with Silver Bay Property Management LLC (“Silver Bay LLC”), which is an affiliate of our external manager. As of December 19, 2012, in connection with the closing of Silver Bay’s initial public offering, these three agreements were terminated, with the exception of certain specifically designated surviving provisions principally related to indemnification, confidentiality and access to records.

We incurred $5.3 million in fees during 2012 under these agreements prior to the termination of these agreements.

Registration Rights Agreement

Pursuant to a Registration Rights Agreement, we agreed to file and maintain a registration statement relating to the resale of the warrants (and underlying shares) held by Nisswa Acquisition Master Fund Ltd., Pine River Master Fund Ltd., Mark D. Ein, and certain other persons identified therein. That registration statement was previously filed and declared effective, and we paid all expenses incurred in connection with the filing of such registration statement.

Related Person Transaction Policies

Our Management Agreement places restrictions on PRCM Advisers from entering into transactions with its related parties. These limitations include prohibitions on entering into transactions with affiliates of PRCM Advisers that are not approved by a majority of our independent directors in certain circumstances and prohibitions on investing in securities structured by affiliates of PRCM Advisers unless the investment is consistent with our investment guidelines, is approved by at least one independent director, and is made in accordance with applicable law.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act and the disclosure requirements of Item 405 of SEC Regulation S-K require that our directors and executive officers, and any persons holding more than 10% of our common stock (“10% holders”), file reports of ownership and changes in ownership with the SEC. Officers, directors and 10% holders are required by Item 405 of Regulation S-K to furnish us with copies of all Section 16(a) forms that they file. To our knowledge, based solely on a review of the copies of such reports furnished to us or written representations from reporting persons that all reportable transactions were reported, we believe that during the fiscal year ended December 31, 2012, all reports required to be filed pursuant to Section 16(a) by such executive officers, directors and 10% holders were timely filed.

OTHER INFORMATION

Stockholder Proposals and Director Nominations for 2014 Annual Meeting

Our 2014 Annual Meeting is expected to be held on or about May 20, 2014.  If a stockholder intends to submit a proposal for inclusion in our proxy statement for our 2014 annual meeting pursuant to Rule 14a-8 under the Exchange Act, the stockholder proposal must be received by the Secretary of Two Harbors Investment Corp., 601 Carlson Parkway, Suite 1400, Minnetonka, Minnesota 55305, on or before December 10, 2013. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, the proposal will be included in our proxy statement and proxy card relating to such meeting. Such proposals should be submitted by certified mail, return receipt requested. Nothing in this paragraph shall be deemed to require us to include any stockholder proposal that does not meet all the requirements for such inclusion established by the SEC in effect at that time.

Stockholders may (outside of Rule 14a-8) nominate candidates for election to the Board of Directors or propose business for consideration at our 2014 Annual Meeting under Maryland law and our Bylaws. Our Bylaws provide that, with respect to an annual meeting of stockholders, nominations of individuals for election to our Board of Directors and the proposal of other business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of our Board of Directors, or (3) by a stockholder who was a stockholder of record both at the time of giving the notice required by our Bylaws and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions set forth in our Bylaws. Under our Bylaws, notice of such a nomination or proposal of other business must generally be provided to the Secretary not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. In addition, any such nomination or proposal must include the information required by our Bylaws.  Accordingly, any stockholder who intends to submit such a nomination or such a proposal at our 2014 Annual Meeting of Stockholders must notify us in writing of such proposal by December 10, 2013, but in no event earlier than November 10, 2013.

The Board of Directors does not intend to bring other matters before the Annual Meeting except items incident to the conduct of the meeting. However, on all matters properly brought before the meeting by the Board of Directors or others, the persons named as proxies in the accompanying proxy, or their substitutes, will vote on such matters in their discretion.

Directions to Annual Meeting

The 2013 Annual Meeting of Stockholders of Two Harbors Investment Corp. will be held at The Grand Hotel Minneapolis, 615 Second Avenue South, Minneapolis, Minnesota 55402, on Tuesday, May 21, 2013, at 1:00 p.m. Central Time.  If you need assistance with directions to the Annual Meeting, please contact our Investor Relations department at (612) 629-2500.

Cost and Method of Solicitation

We will pay the cost of soliciting proxies and may make arrangements with brokerage houses, custodians, nominees and other fiduciaries to send proxy materials to beneficial owners of our common stock.  We will reimburse these third-parties for reasonable out-of-pocket expenses.  In addition to solicitation by mail, our directors and officers may solicit proxies by telephone, electronic transmission and personally.  Our directors and officers will not receive any special compensation for such services. We have retained Morrow & Co., LLC, 470 West Avenue, Stamford, Connecticut 06902, for an estimated fee of $8,500, plus out of pocket expenses, to assist in soliciting proxies.

APPENDIX A

Restated 2009 Equity Incentive Plan

TWO HARBORS
RESTATED 2009 EQUITY INCENTIVE PLAN

1.                                      PURPOSE.  The Plan is intended to provide incentives to key personnel, employees, officers, directors, advisors, consultants and others expected to provide significant services to the Company and its subsidiaries, including the personnel, employees, officers and directors of the other Participating Companies, to encourage a proprietary interest in the Company, to encourage such key personnel to remain in the service of the Company and the other Participating Companies, to attract new personnel with outstanding qualifications, and to afford additional incentive to others to increase their efforts in providing significant services to the Company and the other Participating Companies.  In furtherance thereof, the Plan permits awards of equity-based incentives to key personnel, employees, officers and directors of, and certain other providers of services to, the Company or any other Participating Company.

2.                                      DEFINITIONS.  As used in this Plan, the following definitions apply:

“Act” shall mean the Securities Act of 1933, as amended.

“Agreement” shall mean a written or electronic agreement entered into between the Company and a Grantee pursuant to the Plan.

“Board” shall mean the Board of Directors of the Company.

“Cause” shall mean, unless otherwise provided in the Grantee’s Agreement, (i) engaging in (A) willful or gross misconduct or (B) willful or gross neglect, (ii) repeatedly failing to adhere to the directions of superiors or the Board or the written policies and practices of the Company, the Subsidiaries, the Manager or any of their respective affiliates, (iii) the commission of a felony or a crime of moral turpitude, or any crime involving the Company, the Subsidiaries, the Manager or any of their respective affiliates, (iv) fraud, misappropriation, embezzlement or material or repeated insubordination, (v) a material breach of the Grantee’s employment agreement (if any) with the Company, the Subsidiaries, the Manager or any of their respective affiliates (other than a termination of employment by the Grantee), or (vi) any illegal act detrimental to the Company, the Subsidiaries, the Manager or any of their respective affiliates, all as determined by the Committee.

“Code” shall mean the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

“Committee” shall mean the Compensation Committee of the Company as appointed by the Board in accordance with Section 4 of the Plan; provided, however, that if the Shares are listed on a national stock exchange the Committee shall at all times consist solely of persons who qualify as (i) a “Non-Employee Director” under Rule 16b-3(b)(3)(i) promulgated under the Exchange Act; (ii) an independent director and an eligible member of a compensation committee under the rules of the principal stock exchange on which the Shares are then traded; and (iii) to the extent that relief from the limitation of Section 162(m) of the Code is sought, as an “Outside Director” under Section 1.162-27(e)(3)(i) of the Treasury Regulations.

“Common Stock” shall mean the Company’s common stock, par value $0.01 per share, either currently existing or authorized hereafter.

“Company” shall mean Two Harbors Investment Corp., a Maryland corporation.

“DER” shall mean a right awarded under Section 11 of the Plan to receive (or have credited) the equivalent value (in cash or Shares) of dividends paid on Common Stock.

“Disability” shall mean, unless otherwise provided by the Committee in the Grantee’s Agreement, the occurrence of an event which would entitle the Grantee to the payment of disability income under an approved long-term disability income plan or a long-term disability of the Company or a Participating Company as determined by the Committee in its absolute discretion or pursuant to any other standard as may be adopted by the Committee.  Notwithstanding the foregoing, no circumstances or condition shall constitute a Disability to the extent that, if it were, a 20% tax would be imposed under Section 409A of the Code; provided that, in such a case, the event or condition shall continue to constitute a Disability to the maximum extent possible (e.g., if applicable, in respect of vesting without an acceleration of distribution) without causing the imposition of such 20% tax.

“Eligible Persons” shall mean officers, directors, advisors, personnel and employees of the Participating Companies and other persons expected to provide significant services (of a type expressly approved by the Committee as covered services for these purposes) to one or more of the Participating Companies.  For purposes of the Plan, a consultant, advisor, vendor, customer or other provider of significant services to the Company or any other Participating Company shall be deemed to be an Eligible Person.

“Employee” shall mean an individual, including an officer of a Participating Company, who is employed (within the meaning of Code Section 3401 and the regulations thereunder) by the Participating Company.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Exercise Price” shall mean the price per Share of Common Stock, determined by the Board or the Committee, at which an Option may be exercised.

“Fair Market Value” shall mean the value of one share of Common Stock, determined as follows:

(i)                                     If the Shares are then listed on a national stock exchange, the closing sales price per Share on the exchange on the applicable date, or if there is no closing price on that date, then on the last preceding date on which there was a sale of Shares on such exchange, as determined by the Committee.

(ii)                                  If the Shares are not then listed on a national stock exchange but are then traded on an over-the-counter market, the average of the closing bid and asked prices for the Shares in such over-the-counter market on the applicable date, or if there are no such closing bid and asked prices on that date, then for the last preceding date on which there was a sale of such Shares in such market, as determined by the Committee.

(iii)                               If neither (i) nor (ii) applies, such value as the Committee in its discretion may in good faith determine.  Notwithstanding the foregoing, where the Shares are listed or traded, the Committee may make discretionary determinations in good faith where the Shares have not been traded for 10 trading days.

Notwithstanding the foregoing, with respect to any “stock right” within the meaning of Section 409A of the Code, Fair Market Value shall not be less than the “fair market value” of the Shares determined in accordance with Treasury Regulation 1.409A-1(b)(iv).

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“Grant” shall mean the issuance of an Incentive Stock Option, Non-qualified Stock Option, Restricted Stock, Phantom Share, DER, or other equity-based grant as contemplated herein or any combination thereof as applicable to an Eligible Person.  The Committee will determine the eligibility of personnel, employees, officers, directors and others expected to provide significant services to the Participating Companies based on, among other factors, the position and responsibilities of such individuals, the nature and value to the Participating Company of such individuals’ accomplishments and potential contribution to the success of the Participating Company whether directly or through its subsidiaries.

“Grantee” shall mean an Eligible Person to whom Options, Restricted Stock, Phantom Shares, DERs or other equity-based awards are granted hereunder.

“Incentive Stock Option” shall mean an Option of the type described in Section 422(b) of the Code issued to an Employee of (i) the Company, or (ii) a “subsidiary corporation” or a “parent corporation” as defined in Section 424(f) of the Code.

“Manager” shall mean PRCM Advisers LLC, the Company’s manager.

“Non-qualified Stock Option” shall mean an Option not described in Section 422(b) of the Code.

“Option” shall mean any option, whether an Incentive Stock Option or a Non-qualified Stock Option, to purchase, at a price and for the term fixed by the Committee in accordance with the Plan, and subject to such other limitations and restrictions in the Plan and the applicable Agreement, a number of Shares determined by the Committee.

“Optionee” shall mean any Eligible Person to whom an Option is granted, or the Successors of the Optionee, as the context so requires.

“Participating Companies” shall mean the Company, the Subsidiaries, the Manager and any of their respective affiliates, including any of the Company’s joint venture affiliates, which with the consent of the Board participates in the Plan.

“Phantom Share” shall mean a right, pursuant to the Plan, of the Grantee to payment of the Phantom Share Value.

“Phantom Share Value,” per Phantom Share, shall mean the Fair Market Value of a Share or, if so provided by the Committee, such Fair Market Value to the extent in excess of a base value established by the Committee at the time of grant.

“Plan” shall mean the Company’s Restated 2009 Equity Incentive Plan, as set forth herein, and as the same may from time to time be amended.

“Purchase Price” shall mean the Exercise Price times the number of Shares with respect to which an Option is exercised.

“Restricted Stock” shall mean an award of Shares that are subject to restrictions hereunder.

“Retirement” shall mean, unless otherwise provided by the Committee in the Grantee’s Agreement, the Termination of Service (other than for Cause) of a Grantee:

(i)                                     on or after the Grantee’s attainment of age 65;

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(ii)                                  on or after the Grantee’s attainment of age 55 with five consecutive years of service with the Participating Companies; or

(iii)                               as determined by the Committee in its absolute discretion pursuant to such other standard as may be adopted by the Committee.

“Shares” shall mean shares of Common Stock of the Company, adjusted in accordance with Section 15 of the Plan (if applicable).

“Subsidiary” shall mean any corporation, partnership, limited liability company or other entity at least 50% of the economic interest in the equity of which is owned, directly or indirectly, by the Company or by another subsidiary.

“Successors of the Optionee” shall mean the legal representative of the estate of a deceased Optionee or the person or persons who shall acquire the right to exercise an Option by bequest or inheritance or by reason of the death of the Optionee.

“Termination of Service” shall mean the time when the employee-employer relationship or directorship, or other service relationship (sufficient to constitute service as an Eligible Person), between the Grantee and the Participating Companies is terminated for any reason, with or without Cause, including, but not limited to, any termination by resignation, discharge, death or Retirement; provided, however, Termination of Service shall not include a termination where there is a simultaneous continuation of service of the Grantee (sufficient to constitute service as an Eligible Person) for a Participating Company.  The Committee, in its absolute discretion, shall determine the effects of all matters and questions relating to Termination of Service, including, but not limited to, the question of whether any Termination of Service was for Cause and all questions of whether particular leaves of absence constitute Terminations of Service.  For this purpose, the service relationship shall be treated as continuing intact while the Grantee is on military leave, sick leave or other bona fide leave of absence (to be determined in the discretion of the Committee).  Notwithstanding the foregoing, with respect to any Grant that is subject to Section 409A of the Code, Termination of Service shall be interpreted within the meaning of Section 409A of the Code and Treasury Regulation 1.409A-1(h).

3.                                      EFFECTIVE DATE.  The Plan was originally adopted as the Two Harbors Investment Corp. 2009 Equity Incentive Plan, with an original effective date of October 7, 2009.  The Plan as restated herein, including the increase in the number of Shares available for issuance, was approved by the Board on [•], 2013, subject to approval of the shareholders at their next annual meeting.  If this Plan as restated is not approved by the shareholders in accordance with Maryland law at the next annual meeting, the Plan as restated shall be void, but the Plan as in existence before its restatement shall remain in effect.  The Plan shall remain available for the grant of awards until all Shares available for grant have been awarded and all awards have been settled. Notwithstanding the foregoing, the Plan may be terminated at such earlier time as the Board may determine.  Termination of the Plan will not affect the rights and obligations of the Grantees and the Company arising under Grants theretofore made and then in effect.

4.                                      ADMINISTRATION.

(a)                     Membership on Committee.  The Plan shall be administered by the Committee appointed by the Board.  If no Committee is designated by the Board to act for those purposes, the full Board shall have the rights and responsibilities of the Committee hereunder and under the Agreements.

(b)                     Committee Meetings.  The acts of a majority of the members present at any meeting of the Committee at which a quorum is present, or acts approved in writing by a majority of the entire

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Committee, shall be the acts of the Committee for purposes of the Plan.  If and to the extent applicable, no member of the Committee may act as to matters under the Plan specifically relating to such member.

(c)                      Grant of Awards.

(i)                                     The Committee shall from time to time at its discretion select the Eligible Persons who are to be issued Grants and determine the number and type of Grants to be issued under any Agreement to an Eligible Person.  In particular, the Committee shall (A) determine the terms and conditions, not inconsistent with the terms of the Plan, of any Grants awarded hereunder (including, but not limited to the performance goals and periods applicable to the award of Grants); (B) determine the time or times when and the manner and condition in which each Option shall be exercisable and the duration of the exercise period; (C) determine the circumstances under which reimbursement to the Company (claw back) or any Participating Company of any payment of cash or Shares under a Grant may be required; and (D) determine or impose other conditions to the Grant or exercise of Options under the Plan as it may deem appropriate.  The Committee may establish such rules, regulations and procedures for the administration of the Plan as it deems appropriate, determine the extent, if any, to which Options, Phantom Shares, Shares (whether or not Shares of Restricted Stock), DERs or other equity-based awards shall be forfeited (whether or not such forfeiture is expressly contemplated hereunder), and take any other actions and make any other determinations or decisions that it deems necessary or appropriate in connection with the Plan or the administration or interpretation thereof.  The Committee shall also cause each Option to be designated as an Incentive Stock Option or a Non-qualified Stock Option, except that no Incentive Stock Options may be granted to an Eligible Person who is not an Employee of the Company or a “subsidiary corporation” or a “parent corporation” as defined in Section 424(f) of the Code.  The Grantee shall take whatever additional actions and execute whatever additional documents the Committee may in its reasonable judgment deem necessary or advisable in order to carry or effect one or more of the obligations or restrictions imposed on the Grantee pursuant to the express provisions of the Plan and the Agreement.  DERs will be exercisable separately or together with Options, and paid in cash or other consideration at such times and in accordance with such rules, as the Committee shall determine in its discretion.  Unless expressly provided hereunder, the Committee, with respect to any Grant, may exercise its discretion hereunder at the time of the award or thereafter.  The Committee shall have the right and responsibility to interpret the Plan and the interpretation and construction by the Committee of any provision of the Plan or of any Grant thereunder, including, without limitation, in the event of a dispute, shall be final and binding on all Participating Companies, Grantees and other persons to the maximum extent permitted by law.  Without limiting the generality of Section 23, no member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant hereunder.

(ii)                                  Notwithstanding clause (i) of this Section 4(c), any award under the Plan to an Eligible Person who is a member of the Committee shall be made by the full Board, but for these purposes the directors of the Corporation who are on the Committee shall be required to be recused in respect of such awards and shall not be permitted to vote.

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(d)                     Awards.

(i)                                     Agreements.  Grants to Eligible Persons shall be evidenced by written Agreements in such form as the Committee shall from time to time determine.  Such Agreements shall comply with and be subject to the terms and conditions set forth below.

(ii)                                  Number of Shares.  Each Grant issued to an Eligible Person shall state the number of Shares to which it pertains or which otherwise underlie the Grant and shall provide for the adjustment thereof in accordance with the provisions of Section 15 hereof.

(iii)          Grants.  Subject to the terms and conditions of the Plan and consistent with the Company’s intention for the Committee to exercise the greatest permissible flexibility under Rule 16b-3 under the Exchange Act in awarding Grants, the Committee shall have the power:

(1)                                 to determine from time to time the Grants to be issued to Eligible Persons under the Plan and to prescribe the terms and provisions (which need not be identical) of Grants issued under the Plan to such persons;

(2)                                 to construe and interpret the Plan and the Grants thereunder and to establish, amend and revoke the rules, regulations and procedures established for the administration of the Plan.  In this connection, the Committee may correct any defect or supply any omission, or reconcile any inconsistency in the Plan, in any Agreement, or in any related agreements, in the manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.  All decisions and determinations by the Committee in the exercise of this power shall be final and binding upon the Participating Companies and the Grantees;

(3)                                 to amend any outstanding Grant, subject to Sections 7(h) and 17, and to accelerate or extend the vesting or exercisability of any Grant (in compliance with Section 409A of the Code, as applicable) and to waive conditions or restrictions on any Grants, to the extent it shall deem appropriate;

(4)                                 to delegate to a subcommittee of the Committee certain responsibilities under the Plan, including the authority to make Grants under the Plan other than to executive officers and members of the Board of Directors of the Company; and

(5)                                 generally to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Company with respect to the Plan.

5.                                      PARTICIPATION.

(a)                     Eligibility.  Only Eligible Persons shall be eligible to receive Grants under the Plan.

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(b)                     Limitation of Ownership.  No Grants shall be issued under the Plan to any person who after such Grant would beneficially own more than 9.8% by value or number of shares, whichever is more restrictive, of the outstanding shares of Common Stock of the Company, or 9.8% by value or number of shares, whichever is more restrictive, of the outstanding capital stock of the Company, unless the foregoing restriction is expressly and specifically waived by action of the independent directors of the Board.

(c)                      Stock Ownership.  For purposes of Section 5(b) above, in determining stock ownership a Grantee shall be considered as owning the stock owned, directly or indirectly, by or for his brothers, sisters, spouses, ancestors and lineal descendants.  Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its stockholders, partners or beneficiaries.  Stock with respect to which any person holds an Option shall be considered to be owned by such person.

(d)                     Outstanding Stock.  For purposes of Section 5(b) above, “outstanding shares” shall include all stock actually issued and outstanding immediately after the issue of the Grant to the Grantee.  With respect to the stock ownership of any Grantee, “outstanding shares” shall include shares authorized for issue under outstanding Options held by such Grantee, but not options held by any other person.

(e)                      Limit on Awards to Independent Directors.    Notwithstanding any other provision of the Plan to the contrary, the aggregate grant date fair value (computed as of the grant date in accordance with applicable financial accounting rules) of all Grants made to any single independent director during any single fiscal year shall not exceed $150,000.

6.                                      STOCK.  Subject to adjustments pursuant to Section 15, Grants with respect to an aggregate of no more than 3,000,000 Shares may be granted under the Plan (all of which may be issued as Options).  Subject to adjustments pursuant to Section 15, in the case of Grants intended to qualify for relief from the limitations of Section 162(m) of the Code, (i) the maximum number of Shares with respect to which any Options may be granted in any one year to any Grantee shall not exceed 500,000, and (ii) the maximum number of Shares that may underlie Grants, other than Grants of Options, in any one year to any Grantee shall not exceed 200,000. Notwithstanding the first sentence of this Section 6 the following Shares may be the subject of the issue of further Grants: (i) Shares that have been granted as Restricted Stock or that have been reserved for distribution in payment for Options, Phantom Shares or other equity-based awards under Section 12 but are later forfeited or for any other reason are not payable under the Plan; (ii) Shares as to which an Option is granted under the Plan that remains unexercised at the expiration, forfeiture or other termination of such Option; (iii) Shares tendered or withheld to satisfy minimum statutory withholding taxes; (iv) Shares subject to awards that are settled in cash; (v) Shares tendered or withheld in payment of an Option exercise price; and (vi) Shares not issued to an Optionee on settlement in Shares under Section 7(i).  Shares of Common Stock issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or previously issued Shares under the Plan.  The certificates for Shares issued hereunder may include any legend which the Committee deems appropriate to reflect any restrictions on transfer hereunder or under the Agreement, or as the Committee may otherwise deem appropriate.  Notwithstanding the limitations above in this Section 6, except in the case of Grants intended to qualify for relief from the limitations of Section 162(m) of the Code, there shall be no limit on the number of Phantom Shares or DERs to the extent they are paid out in cash that may be granted under the Plan.  If any Phantom Shares or DERs are paid out in cash, the underlying Shares may again be made the subject of Grants under the Plan, notwithstanding the first sentence of this Section 6.

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7.                                      TERMS AND CONDITIONS OF OPTIONS.

(a)                     Each Agreement with an Eligible Person shall state the Exercise Price.  The Exercise Price for any Option shall not be less than the Fair Market Value on the date of Grant.

(b)                     Medium and Time of Payment.  Except as may otherwise be provided below, the Purchase Price for each Option granted to an Eligible Person shall be payable in full in United States dollars upon the exercise of the Option.  In the event the Company determines that it is required to withhold taxes as a result of the exercise of an Option, as a condition to the exercise thereof, an Employee may be required to make arrangements satisfactory to the Company to enable it to satisfy such withholding requirements in accordance with Section 20.  If the applicable Agreement so provides, or the Committee otherwise so permits, the Purchase Price may be paid in one or a combination of the following:

(i)                                     by a certified or bank cashier’s check;

(ii)                                  by the surrender of shares of Common Stock in good form for transfer, owned by the person exercising the Option and having a Fair Market Value on the date of exercise equal to the Purchase Price, or in any combination of cash and shares of Common Stock, as long as the sum of the cash so paid and the Fair Market Value of the shares of Common Stock so surrendered equals the Purchase Price;

(iii)          by cancellation of indebtedness owed by the Company to the Grantee;

(iv)                              subject to Section 17(e), by a loan or extension of credit from the Company evidenced by a full recourse promissory note executed by the Grantee.  The interest rate and other terms and conditions of such note shall be determined by the Committee (in which case the Committee may require that the Grantee pledge his or her Shares to the Company for the purpose of securing the payment of such note, and in no event shall the stock certificate(s) representing such Shares be released to the Grantee until such note shall have been paid in full); or

(v)                                 by any combination of such methods of payment or any other method acceptable to the Committee in its discretion.

Except in the case of Options exercised by certified or bank cashier’s check, the Committee may impose such limitations and prohibitions on the exercise of Options as it deems appropriate, including, without limitation, any limitation or prohibition designed to avoid accounting consequences which may result from the use of Common Stock as payment upon exercise of an Option.  Any fractional shares of Common Stock resulting from a Grantee’s election that are accepted by the Company shall in the discretion of the Committee be paid in cash.

(c)                      Term and Nontransferability of Grants and Options.

(i)                                     Each Option under this Section 7 shall state the time or times which all or part thereof becomes exercisable, subject to the following restrictions.

(ii)                                  No Option shall be exercisable except by the Grantee or a transferee permitted hereunder.

(iii)                               No Option shall be exercisable more than ten (10) years after the grant thereof.

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(iv)                              No Option shall be granted in consideration for and shall not be conditioned upon delivery of Shares to the Company in payment of the exercise price and/or tax withholding obligation under any other employee stock option or stock appreciation right (no re-load).

(v)                                 No Option shall be assignable or transferable, except by will or the laws of descent and distribution of the state wherein the Grantee is domiciled at the time of his death; provided, however, that the Committee may (but need not) permit other transfers, where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Section 422(b) of the Code and (iii) is otherwise appropriate and desirable.  Such transfers must be made without consideration and only to family members (or pursuant to a qualified domestic relations order in the event of divorce of an Optionee) or to trusts or other entities for the benefit of family members. The Committee may also allow transfers to nonprofit organizations exempt from tax under Section 501(c)(3) of the Code.

(vi)                              No Option shall be exercisable until such time as set forth in the applicable Agreement (but in no event after the expiration of such Grant).

(vii)                           The Committee may not modify, extend or renew any Option granted to any Eligible Person unless such modification, extension or renewal shall satisfy any and all applicable requirements of Rule 16b-3 under the Exchange Act.  The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted.

(d)                     Termination of Service, Other Than by Death, Retirement or Disability.  Unless otherwise provided in the applicable Agreement, upon any Termination of Service for any reason other than his or her death, Retirement or Disability, an Optionee shall have the right, subject to the restrictions of Section 4(c) above, to exercise his or her Option at any time within three months after Termination of Service, but only to the extent that, at the date of Termination of Service, the Optionee’s right to exercise such Option had accrued pursuant to the terms of the applicable Agreement and had not previously been exercised; provided, however, that, unless otherwise provided in the applicable Agreement, if there occurs a Termination of Service by a Participating Company for Cause or a Termination of Service by the Optionee (other than on account of death, Retirement or Disability), any Option not exercised in full prior to such termination shall be canceled.

(e)                      Death of Optionee.  Unless otherwise provided in the applicable Agreement, if the Optionee of an Option dies while an Eligible Person or within three months after any Termination of Service other than for Cause or a Termination of Service by the Optionee (other than on account of death, Retirement or Disability), and has not fully exercised the Option, then the Option may be exercised in full, subject to the restrictions of Section 4(c) above, at any time within 12 months after the Optionee’s death, by the Successor of the Optionee, but only to the extent that, at the date of death, the Optionee’s right to exercise such Option had accrued and had not been forfeited pursuant to the terms of the Agreement and had not previously been exercised.

(f)                       Disability or Retirement of Optionee.  Unless otherwise provided in the Agreement, upon any Termination of Service for reason of his or her Disability or Retirement, an Optionee shall have the right, subject to the restrictions of Section 4(c) above, to exercise the Option at any time within 24 months after Termination of Service, but only to the extent that, at the date of Termination of Service,

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the Optionee’s right to exercise such Option had accrued pursuant to the terms of the applicable Agreement and had not previously been exercised.

(g)                      Rights as a Stockholder.  An Optionee, a Successor of the Optionee, or the holder of a DER shall have no rights as a stockholder with respect to any Shares covered by his or her Grant until, in the case of an Optionee, the date of the issuance of a stock certificate for such Shares.  No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 15.

(h)                     Modification, Extension and Renewal of Option.  Within the limitations of the Plan, and only with respect to Options granted to Eligible Persons, the Committee may modify, extend or renew outstanding Options or accept the cancellation of outstanding Options (to the extent not previously exercised) for the granting of new Options in substitution therefor (but unless there is stockholder approval, not including any reduction in exercise price or cancellation of an Option in exchange for an Option with a lower exercise price or a cancellation of an Option for cash or another Grant if the exercise price of the Option is greater than the Fair Market Value of the Shares subject to the Option at the time of cancellation, other than in conjunction with a Change of Control or other anti-dilution adjustments permitted under Section 15).  The Committee may modify, extend or renew any Option granted to any Eligible Person, unless such modification, extension or renewal would not satisfy any applicable requirements of Rule 16b-3 under the Exchange Act.  The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted.

(i)                         Alternative Settlement of Options.  The Committee, in its discretion, may (taking into account, without limitation, the application of Section 409A of the Code, as the Committee may deem appropriate)  also permit the Optionee to elect to exercise an Option by receiving Shares, cash or a combination thereof, in the discretion of the Committee, with an aggregate Fair Market Value (or, to the extent of payment in cash, in an amount) equal to the excess of the Fair Market Value of the Shares with respect to which the Option is being exercised over the aggregate Purchase Price, as determined as of the day the Option is exercised.

(j)                        Deferral.  The Committee may establish a program (taking into account, without limitation, the application of Section 409A of the Code, as the Committee may deem appropriate) under which Optionees will have Phantom Shares subject to Section 10 credited upon their exercise of Options, rather than receiving Shares at that time.

(k)                     Other Provisions.  The Agreement authorized under the Plan may contain such other provisions not inconsistent with the terms of the Plan (including, without limitation, restrictions upon the exercise of the Option) as the Committee shall deem advisable.

8.                                      SPECIAL RULES FOR INCENTIVE STOCK OPTIONS.

(a)                     In the case of Incentive Stock Options granted hereunder, the aggregate Fair Market Value (determined as of the date of the Grant thereof) of the Shares with respect to which Incentive Stock Options become exercisable by any Optionee for the first time during any calendar year (under the Plan and all other plans) required to be taken into account under Section 422(d) of the Code shall not exceed $100,000.

(b)                     In the case of an individual described in Section 422(b)(6) of the Code (relating to certain 10% owners), the Exercise Price with respect to an Incentive Stock Option shall not be less than 110%

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of the Fair Market Value of a Share on the day the Option is granted and the term of an Incentive Stock Option shall be no more than five years from the date of grant.

(c)                      If Shares acquired upon exercise of an Incentive Stock Option are disposed of in a disqualifying disposition within the meaning of Section 422 of the Code by an Optionee prior to the expiration of either two years from the date of grant of such Option or one year from the transfer of Shares to the Optionee pursuant to the exercise of such Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Optionee shall notify the Company in writing as soon as practicable thereafter of the date and terms of such disposition and, if the Company thereupon has a tax-withholding obligation, shall pay to the Company an amount equal to any withholding tax the Company is required to pay as a result of the disqualifying disposition.

9.                                      PROVISIONS APPLICABLE TO RESTRICTED STOCK.

(a)                     Vesting Periods.  In connection with the grant of Restricted Stock, whether or not Performance Goals apply thereto, the Committee shall establish one or more vesting periods with respect to the shares of Restricted Stock granted, the length of which shall be determined in the discretion of the Committee.  Subject to the provisions of this Section 9, the applicable Agreement and the other provisions of the Plan, restrictions on Restricted Stock shall lapse if the Grantee satisfies all applicable employment or other service requirements through the end of the applicable vesting period.

(b)                     Grant of Restricted Stock.  Subject to the other terms of the Plan, the Committee may, in its discretion as reflected by the terms of the applicable Agreement:  (i) authorize the granting of Restricted Stock to Eligible Persons; (ii) provide a specified purchase price for the Restricted Stock (whether or not the payment of a purchase price is required by any state law applicable to the Company); (iii) determine the restrictions applicable to Restricted Stock and (iv) determine or impose other conditions to the grant of Restricted Stock under the Plan as it may deem appropriate.

(c)                      Certificates.

(i)                                     Each Grantee of Restricted Stock shall be issued a stock certificate in respect of Shares of Restricted Stock awarded under the Plan or an appropriate book entry with respect to such Shares shall be made in the name of the Grantee.  Without limiting the generality of Section 6, in addition to any legend that might otherwise be required by the Board or the Company’s charter, bylaws or other applicable documents, the certificates for Shares of Restricted Stock issued hereunder may include any legend which the Committee deems appropriate to reflect any restrictions on transfer hereunder or under the applicable Agreement, or as the Committee may otherwise deem appropriate, and, without limiting the generality of the foregoing, shall bear a legend referring to the terms, conditions, and restrictions applicable to such Grant, substantially in the following form:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF THE TWO HARBORS RESTATED 2009 EQUITY INCENTIVE PLAN, AND AN AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND TWO HARBORS INVESTMENT CORP.  COPIES OF SUCH PLAN AND AWARD AGREEMENT ARE ON FILE IN THE OFFICES OF TWO HARBORS INVESTMENT CORP. AT 601 CARLSON PARKWAY, SUITE 1400, MINNETONKA, MN, 55305.

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(ii)                                  The Committee shall require that the stock certificates evidencing such Shares be held in custody by the Company until the restrictions hereunder shall have lapsed and that, as a condition of any grant of Restricted Stock, the Grantee shall have delivered a stock power, endorsed in blank, relating to the stock covered by such Grant.  If and when such restrictions so lapse, the stock certificates shall be delivered by the Company to the Grantee or his or her designee as provided in Section 9(d).

(d)                     Restrictions and Conditions.  Unless otherwise provided by the Committee in an Agreement, the Shares of Restricted Stock awarded pursuant to the Plan shall be subject to the following restrictions and conditions:

(i)                                     Subject to the provisions of the Plan and the applicable Agreement, during a period commencing with the date of such Grant and ending on the date the period of forfeiture with respect to such Shares lapses, the Grantee shall not be permitted voluntarily or involuntarily to sell, transfer, pledge, anticipate, alienate, encumber or assign Shares of Restricted Stock awarded under the Plan (or have such Shares attached or garnished).  Subject to the provisions of the applicable Agreement and clauses (iii) and (iv) below, the period of forfeiture with respect to Shares granted hereunder shall lapse as provided in the applicable Agreement.  Notwithstanding the foregoing, unless otherwise expressly provided by the Committee, the period of forfeiture with respect to such Shares shall only lapse as to whole Shares.

(ii)                                  Except as provided in the foregoing clause (i) or in Section 15, the Grantee shall have, in respect of the Shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the Shares; provided, however, that cash dividends on such Shares shall in all cases in which the vesting of Shares of Restricted Stock is based on the achievement of performance goals, and in other cases unless otherwise provided by the Committee in the applicable Agreement, be held by the Company (unsegregated as a part of its general assets) until the period of forfeiture lapses (and forfeited if the underlying Shares are forfeited), and paid over to the Grantee as soon as practicable after such period lapses (if not forfeited).  Certificates for Shares (not subject to restrictions hereunder) shall be delivered to the Grantee or his or her designee (or where permitted, transferee) promptly after, and only after, the period of forfeiture shall lapse without forfeiture in respect of such Shares of Restricted Stock.

(iii)                               Termination of Service, Except by Death, Retirement or Disability.  Unless otherwise provided in the applicable Agreement, and subject to clause (iv) below, if the Grantee has a Termination of Service for Cause or by the Grantee for any reason other than his or her death, Retirement or Disability, during the applicable period of forfeiture, then (A) all Restricted Stock still subject to restriction shall thereupon, and with no further action, be forfeited by the Grantee, and (B) the Company shall pay to the Grantee as soon as practicable (and in no event more than 30 days) after such termination an amount equal to the lesser of (x) the amount paid by the Grantee for such forfeited Restricted Stock as contemplated by Section 9(b), and (y) the Fair Market Value on the date of termination of the forfeited Restricted Stock.

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(iv)                              Death, Disability or Retirement of Grantee.  Unless otherwise provided in the applicable Agreement, in the event the Grantee has a Termination of Service on account of his or her death, Disability or Retirement, or the Grantee has a Termination of Service for any reason other than Cause, during the applicable period of forfeiture, then restrictions under the Plan will immediately lapse on all Restricted Stock granted to the applicable Grantee.

10.                               PROVISIONS APPLICABLE TO PHANTOM SHARES.

(a)                     Grant of Phantom Shares.  Subject to the other terms of the Plan, the Committee shall, in its discretion as reflected by the terms of the applicable Agreement:  (i) authorize the Granting of Phantom Shares to Eligible Persons and (ii) determine or impose other conditions to the grant of Phantom Shares under the Plan as it may deem appropriate.

(b)                     Term.  The Committee may provide in an Agreement that any particular Phantom Share shall expire at the end of a specified term.

(c)                      Vesting.

(i)                                     Subject to the provisions of the applicable Agreement and Section 10(c)(ii), Phantom Shares shall vest as provided in the applicable Agreement.

(ii)                                  Unless otherwise determined by the Committee in an applicable Agreement, the Phantom Shares granted pursuant to the Plan shall be subject to the following vesting conditions:

(1)           Termination of Service for Cause.  Unless otherwise provided in the applicable Agreement and subject to clause (2) below, if the Grantee has a Termination of Service for Cause, all of the Grantee’s Phantom Shares (whether or not such Phantom Shares are otherwise vested) shall thereupon, and with no further action, be forfeited by the Grantee and cease to be outstanding, and no payments shall be made with respect to such forfeited Phantom Shares.

(2)                                 Termination of Service for Death, Disability or Retirement of Grantee or by the Company for Any Reason Other than Cause.  Unless otherwise provided in the applicable Agreement, in the event the Grantee has a Termination of Service on account of his or her death, Disability or Retirement, or the Grantee has a Termination of Service for any reason other than Cause, all outstanding Phantom Shares granted to such Grantee shall become immediately vested.

(3)                                 Except as contemplated above, in the event that a Grantee has a Termination of Service, any and all of the Grantee’s Phantom Shares which have not vested prior to or as of such termination shall thereupon, and with no further action, be forfeited and cease to be outstanding, and the Grantee’s vested Phantom Shares shall be settled as set forth in Section 10(d).

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(d)                     Settlement of Phantom Shares.

(i)                                     Each vested and outstanding Phantom Share shall be settled by the transfer to the Grantee of one Share; provided, however, that, the Committee at the time of grant (or, in the appropriate case, as determined by the Committee, thereafter) may provide that a Phantom Share may be settled (A) in cash at the applicable Phantom Share Value, (B) in cash or by transfer of Shares as elected by the Grantee in accordance with procedures established by the Committee or (C) in cash or by transfer of Shares as elected by the Company.

(ii)                                  Each Phantom Share shall be settled with a single-sum payment by the Company; provided, however, that, with respect to Phantom Shares of a Grantee which have a common Settlement Date (as defined below), the Committee may permit the Grantee to elect in accordance with procedures established by the Committee (taking into account, without limitation, Section 409A of the Code, as the Committee may deem appropriate) to receive installment payments over a period not to exceed 10 years.  If the Grantee’s Phantom Shares are paid out in installment payments, such installment payments shall be treated as a series of separate payments for purposes of Section 409A of the Code.

(iii)                                 (1)                               The settlement date with respect to a Grantee is the first day of the month to follow the Grantee’s Termination of Service (“Settlement Date”); provided, however, that a Grantee may elect, in accordance with procedures to be adopted by the Committee, that such Settlement Date will be deferred as elected by the Grantee to a time permitted by the Committee under procedures to be established by the Committee.  Notwithstanding the prior sentence, all initial elections to defer the Settlement Date shall be made in accordance with the requirements of Section 409A of the Code.  In addition, unless otherwise determined by the Committee, any subsequent elections under this Section 10(d)(iii)(1) must, except as may otherwise be permitted under the rules applicable under Section 409A of the Code, (A) not be effective for at least one year after they are made, or, in the case of payments to commence at a specific time, be made at least one year before the first scheduled payment and (B) defer the commencement of distributions (and each affected distribution) for at least five years.

(2)                                 Notwithstanding Section 10(d)(iii)(1), the Committee may provide that distributions of Phantom Shares can be elected at any time in those cases in which the Phantom Share Value is determined by reference to Fair Market Value to the extent in excess of a base value, rather than by reference to unreduced Fair Market Value.

(3)                                 Notwithstanding the foregoing, the Settlement Date, if not earlier pursuant to this Section 10(d)(iii), is the date of the Grantee’s death.

(iv)                              Notwithstanding any other provision of the Plan, a Grantee may receive any amounts to be paid in installments as provided in Section 10(d)(ii) or deferred by the Grantee as provided in Section 10(d)(iii) in the event of an “Unforeseeable Emergency.”  For these purposes, an “Unforeseeable Emergency,” as determined by the Committee in its sole discretion, is a severe financial hardship to the

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Grantee resulting from a sudden and unexpected illness or accident of the Grantee or “dependent,” as defined in Section 152(a) of the Code, of the Grantee, loss of the Grantee’s property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Grantee.  The circumstances that will constitute an Unforeseeable Emergency will depend upon the facts of each case, but, in any case, payment may not be made to the extent that such hardship is or may be relieved:

(1)                                 through reimbursement or compensation by insurance or otherwise;

(2)                                 by liquidation of the Grantee’s assets, to the extent the liquidation of such assets would not itself cause severe financial hardship; or

(3)                                 by future cessation of the making of additional deferrals under Section 10(d)(ii) and (iii).

Without limitation, the need to send a Grantee’s child to college or the desire to purchase a home shall not constitute an Unforeseeable Emergency.  Distributions of amounts because of an Unforeseeable Emergency shall be permitted to the extent reasonably needed to satisfy the emergency need.

(e)                      Other Phantom Share Provisions.

(i)                                     Rights to payments with respect to Phantom Shares granted under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, garnishment, levy, execution, or other legal or equitable process, either voluntary or involuntary; and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, attach or garnish, or levy or execute on any right to payments or other benefits payable hereunder, shall be void.

(ii)                                  A Grantee may designate in writing, on forms to be prescribed by the Committee, a beneficiary or beneficiaries to receive any payments payable after his or her death and may amend or revoke such designation at any time.  If no beneficiary designation is in effect at the time of a Grantee’s death, payments hereunder shall be made to the Grantee’s estate.  If a Grantee with a vested Phantom Share dies, such Phantom Share shall be settled and the Phantom Share Value in respect of such Phantom Shares paid, and any payments deferred pursuant to an election under Section 10(d)(iii) shall be accelerated and paid, as soon as practicable (but no later than 60 days) after the date of death to such Grantee’s beneficiary or estate, as applicable.

(iii)                               The Committee may establish a program (taking into account, without limitation, the possible application of Section 409A of the Code, as the Committee may deem appropriate) under which distributions with respect to Phantom Shares may be deferred for periods in addition to those otherwise contemplated by the foregoing provisions of this Section 10.  Such program may include, without limitation, provisions for the crediting of earnings and losses on unpaid amounts and, if permitted by the Committee, provisions under which Grantees may select from among hypothetical investment alternatives for such deferred amounts in accordance with procedures established by the Committee.

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(iv)                              Notwithstanding any other provision of this Section 10, any fractional Phantom Share will be paid out in cash at the Phantom Share Value as of the Settlement Date.

(v)                                 No Phantom Share shall give any Grantee any rights with respect to Shares or any ownership interest in the Company.  Except as may be provided in accordance with Section 11, no provision of the Plan shall be interpreted to confer upon any Grantee of a Phantom Share any voting, dividend or derivative or other similar rights with respect to any Phantom Share.

11.                               PROVISIONS APPLICABLE TO DIVIDEND EQUIVALENT RIGHTS.

(a)                     Grant of DERs.  Subject to the other terms of the Plan, the Committee shall, in its discretion as reflected by the terms of the Agreements, authorize the granting of DERs to Eligible Persons based on the dividends declared on Common Stock, to be credited as of the dividend payment dates, during the period between the date a Grant is issued, and the date such Grant is exercised, vests or expires, as determined by the Committee.  Such DERs shall be converted to cash or additional Shares by such formula and at such time and subject to such limitation as may be determined by the Committee.  With respect to DERs granted with respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code, such DERs shall be payable regardless of whether such Option is exercised.  If a DER is granted in respect of another Grant hereunder, then, unless otherwise stated in the Agreement, or, in the appropriate case, as determined by the Committee, in no event shall the DER be in effect for a period beyond the time during which the applicable related portion of the underlying Grant has been exercised or otherwise settled, or has expired, been forfeited or otherwise lapsed, as applicable.

(b)                     Certain Terms.

(i)                                     The term of a DER shall be set by the Committee in its discretion.

(ii)                                  Payment of the amount determined in accordance with Section 11(a) shall be in cash, in Common Stock or a combination of the both, as determined by the Committee at the time of grant.

(c)                      Other Types of DERs.  The Committee may establish a program under which DERs of a type whether or not described in the foregoing provisions of this Section 11 may be granted to Eligible Persons.  For example, without limitation, the Committee may grant a DER in respect of each Share subject to an Option or with respect to a Phantom Share, which right would consist of the right (subject to Section 11(d)) to receive a cash payment in an amount equal to the dividend distributions paid on a Share from time to time.  Provided, however, that in no event may a DER be paid with respect to Phantom Shares, the vesting of which is based on the achievement of performance goals, before such performance goals are met. Such DERs shall be held by the Company (unsegregated as part of its general assets) until the period of forfeiture lapses (and forfeited if the Phantom Shares are forfeited), and paid over to the Grantee as soon as practicable after such period lapses (if not forfeited).

(d)                     Deferral.

(i)                                     The Committee may (taking into account, without limitation, the possible application of Section 409A of the Code, as the Committee may deem appropriate) establish a program under which Grantees (i) will have Phantom Shares credited, subject to the terms of Sections 10(d) and 10(e) as though

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directly applicable with respect thereto, upon the granting of DERs, or (ii) will have payments with respect to DERs deferred.

(ii)                                  The Committee may establish a program under which distributions with respect to DERs may be deferred.  Such program may include, without limitation, provisions for the crediting of earnings and losses on unpaid amounts, and, if permitted by the Committee, provisions under which Grantees may select from among hypothetical investment alternatives for such deferred amounts in accordance with procedures established by the Committee.

12.                               OTHER EQUITY-BASED AWARDS.  The Board shall have the right to issue other Grants based upon the Common Stock having such terms and conditions as the Board may determine, including, without limitation, the grant of Shares without conditions (including the grant of Shares without conditions to independent directors of the Company), the grant of Shares based upon certain conditions, grants of restricted stock units and the grant of securities convertible into Common Stock.  In addition, the Board shall have the right to expand the types of Grants to include the grant of interests (which may be expressed as units or otherwise) in Two Harbors Operating Company LLC, subject to the terms and conditions of the operating agreement of Two Harbors Operating Company LLC, as amended from time to time, and such other terms and conditions as may be determined by the Board at the time of such expansion.

13.                               PERFORMANCE GOALS.  The Committee, in its discretion, shall in the case of Grants (including, in particular, Grants other than Options) intended to qualify for an exception from the limitation imposed by Section 162(m) of the Code (“Performance-Based Grants”) (i) establish one or more performance goals (“Performance Goals”) as a precondition to the issue of Grants, and (ii) provide, in connection with the establishment of the Performance Goals, for predetermined Grants to those Grantees (who continue to meet all applicable eligibility requirements) with respect to whom the applicable Performance Goals are satisfied.  The Performance Goals shall be based upon the criteria set forth in Exhibit A hereto which is hereby incorporated herein by reference as though set forth in full, and which may be updated and amended from time to time, as appropriate, in the discretion of the Committee.  The Performance Goals shall be established in a timely fashion such that they are considered preestablished for purposes of the rules governing performance-based compensation under Section 162(m) of the Code.  Prior to the vesting and delivery of performance-based Restricted Stock, Phantom Shares, DERs and other equity-based awards hereunder, the Committee shall have certified that any applicable Performance Goals, and other material terms of the Grant, have been satisfied.  Performance Goals which do not satisfy the foregoing provisions of this Section 13 may be established by the Committee with respect to Grants not intended to qualify for an exception from the limitations imposed by Section 162(m) of the Code.

14.                               TERM OF PLAN.  Grants may be granted pursuant to the Plan until the expiration of 10 years from the effective date of this restated Plan.

15.                               RECAPITALIZATION AND CHANGES OF CONTROL.

(a)                     Subject to any required action by stockholders and to the specific provisions of Section 16, if (i) the Company shall at any time be involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of all or substantially all of the assets or stock of the Company or a transaction similar thereto, (ii) any stock dividend, stock split, reverse stock split, stock combination, reclassification, recapitalization or other similar change in the capital structure of the Company, or any extraordinary dividend or distribution to holders of Common Stock other than

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ordinary cash dividends, shall occur or (iii) any other event shall occur which in the judgment of the Committee necessitates action by way of adjusting the terms of the outstanding Grants, then:

(i)                                     the maximum aggregate number of Shares which may be made subject to Options and DERs under the Plan, the maximum aggregate number and kind of Shares of Restricted Stock that may be granted under the Plan, the maximum aggregate number of Phantom Shares and other Grants which may be granted under the Plan, and the maximum number of Shares that may be granted in any one year to any Grantee under Section 6 may be appropriately adjusted by the Committee in its discretion; and

(ii)                                  the Committee shall take any such action as in its discretion shall be necessary to maintain each Grantees’ rights hereunder (including under their applicable Agreements) so that they are, in their respective Options, Phantom Shares and DERs (and, as appropriate, other Grants under Section 12), substantially proportionate to the rights existing in such Options, Phantom Shares and DERs (and other Grants under Section 12) prior to such event, including, without limitation, adjustments in (A) the number of Options, Phantom Shares and DERs (and other Grants under Section 12) granted, (B) the number and kind of shares or other property to be distributed in respect of Options, Phantom Shares and DERs (and other Grants under Section 12, as applicable, (C) the Exercise Price, Purchase Price and Phantom Share Value, and (D) performance-based criteria established in connection with Grants (to the extent consistent with Section 162(m) of the Code, as applicable); provided that, in the discretion of the Committee, the foregoing clause (D) may also be applied in the case of any event relating to a Subsidiary if the event would have been covered under this Section 15(a) had the event related to the Company.

To the extent that such action shall include an increase or decrease in the number of Shares (or units of other property then available) subject to all outstanding Grants, the number of Shares (or units) available under Section 6 above shall be increased or decreased, as the case may be, proportionately.

(b)                     Any Shares or other securities distributed to a Grantee with respect to Restricted Stock or otherwise issued in substitution of Restricted Stock pursuant to this Section 15 shall be subject to the restrictions and requirements imposed by Section 9, including depositing the certificates therefor with the Company together with a stock power and bearing a legend as provided in Section 9(c)(i).

(c)                      If the Company shall be consolidated or merged with another corporation or other entity, each Grantee who has received Restricted Stock that is then subject to restrictions imposed by Section 9(d) may be required to deposit with the successor corporation the certificates or book entry shares for the stock or securities or the other property that the Grantee is entitled to receive by reason of ownership of Restricted Stock in a manner consistent with Section 9(c)(ii), and such stock, securities or other property shall become subject to the restrictions and requirements imposed by Section 9(d), and the certificates therefor or other evidence thereof shall bear a legend similar in form and substance to the legend set forth in Section 9(c)(i).

(d)                     The judgment of the Committee with respect to any matter referred to in this Section 15 shall be conclusive and binding upon each Grantee without the need for any amendment to the Plan.

(e)                      Subject to any required action by stockholders, if the Company is the surviving corporation in any merger or consolidation, the rights under any outstanding Grant shall pertain and

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apply to the securities to which a holder of the number of Shares subject to the Grant would have been entitled.  In the event of a merger or consolidation that does not constitute a Change of Control and in which the Company is not the surviving corporation, the date of exercisability of each outstanding Option and settling of each Phantom Share or, as applicable, other equity-based Grant under Section 12, shall be accelerated to a date prior to such merger or consolidation, unless the agreement of merger or consolidation provides for the assumption of the Grant by the successor to the Company.

(f)                       To the extent that the foregoing adjustment related to securities of the Company, such adjustments shall be made by the Committee, whose determination shall be conclusive and binding on all persons.

(g)                      Except as expressly provided in this Section 15, a Grantee shall have no rights by reason of subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to a Grant or the Exercise Price of Shares subject to an Option.

(h)                     Grants made pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business assets.

(i)                         Unless otherwise provided in the Agreement, upon the occurrence of a Change of Control:

(i)                                     The Committee as constituted immediately before the Change of Control may make such adjustments as it, in its discretion, determines are necessary or appropriate in light of the Change of Control (including, without limitation, the substitution of stock other than stock of the Company as the stock optioned hereunder, and the acceleration of the exercisability of the Options and settling of each Phantom Share or, as applicable, other Grant under Section 12) with respect to such Grantees whose employment is terminated other than for cause or good reason as defined by the Committee, within twenty-four (24) months of the Change of Control, provided that the Committee determines that such adjustments do not have a substantial adverse economic impact on the Grantee as determined at the time of the adjustments.

(ii)                                  All restrictions and conditions on each DER shall automatically lapse and all Grants under the Plan shall be deemed fully vested with respect to such Grantees whose employment is terminated other than for cause or good reason as defined by the Committee, within twenty-four (24) months of the Change of Control.

(iii)                               Notwithstanding the provisions of Section 10 (taking into account, without limitation, the application of Section 409A of the Code, as the Committee may deem appropriate), the Settlement Date for Phantom Shares shall be the date of such Change of Control and all amounts due with respect to Phantom Shares to a Grantee hereunder shall be paid as soon as practicable (but in no event more than 30 days) after such Change of Control, unless such Grantee elects otherwise in accordance with procedures established by the Committee.

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(j)                        “Change of Control” shall mean the occurrence of any one of the following events:

(i)                                     any “person,” including a “group,” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding the Company or the Manager, any entity controlling, controlled by or under common control with the Company or the Manager, any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or the Manager or any such entity, and, with respect to any particular Eligible Employee, the Eligible Employee and any “group,” (as such term is used in Section 13(d)(3) of the Exchange Act) of which the Eligible Employee is a member), is or becomes the “beneficial owner,” (as defined in Rule 13(d)(3) under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of either (A) the combined voting power of the Company’s then outstanding securities or (B) the then outstanding Shares; or

(ii)                                  members of the Board at the beginning of any consecutive 24-calendar-month period (the “Incumbent Directors”) cease for any reason other than due to death to constitute at least a majority of the members of the Board; provided that any Director whose election, or nomination for election by the Company’s stockholders, was approved or ratified by a vote of at least a majority of the members of the Board then still in office who were members of the Board at the beginning of such 24-calendar-month period, shall be deemed to be an Incumbent Director; provided, however, that any individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 (as proposed) of Regulation 14A promulgated under the Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any person or entity other than the Board, shall not be deemed to be an Incumbent Director; or

(iii)                               there shall occur (A) the consummation of any consolidation or merger of the Company or any Subsidiary where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, shares representing in the aggregate 50% or more of the voting securities of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), (B) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company or (C) consummation of a stockholder approved plan for the liquidation or dissolution of the Company.

Notwithstanding the foregoing, no event or condition described in clauses (i) through (iii) above shall constitute a Change of Control if it results from a transaction between the Company and the Manager, or an affiliate of the Manager.

Notwithstanding the foregoing, a “Change of Control” shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of Shares or other voting securities outstanding, increases (x) the proportionate number of Shares beneficially owned by any person to 50% or more of the Shares then outstanding or (y) the proportionate voting power represented by the voting securities beneficially owned by any person

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to 50% or more of the combined voting power of all then outstanding voting securities; provided, however, that, if any person referred to in clause (x) or (y) of this sentence shall thereafter become the beneficial owner of any additional Shares or other voting securities (other than pursuant to a stock split, stock dividend, or similar transaction), then a “Change of Control” shall be deemed to have occurred for purposes of this subsection (j).

Notwithstanding the foregoing, no event or condition shall constitute a Change of Control to the extent that, if it were, a 20% tax would be imposed upon or with respect to any Grant under Section 409A of the Code; provided that, in such a case, the event or condition shall continue to constitute a Change of Control to the maximum extent possible (e.g., if applicable, in respect of vesting without an acceleration of distribution) without causing the imposition of such 20% tax.

16.                               EFFECT OF CERTAIN TRANSACTIONS.  In the case of (i) the dissolution or liquidation of the Company, (ii) a merger, consolidation, reorganization or other business combination in which the Company is acquired by another entity or in which the Company is not the surviving entity, or (iii) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company, the Plan and the Grants issued hereunder shall terminate upon the effectiveness of any such transaction or event, unless provision is made in connection with such transaction for the assumption of Grants theretofore granted, or the substitution for such Grants of new Grants, by the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and the per share exercise prices, as provided in Section 15.  In the event of such termination, all outstanding Options and Grants shall be exercisable in full for at least fifteen days prior to the date of such termination whether or not otherwise exercisable during such period.

17.                               SECURITIES LAW REQUIREMENTS.

(a)                     Legality of Issuance.  The issuance of any Shares pursuant to Grants under the Plan and the issuance of any Grant shall be contingent upon the following:

(i)                                     the obligation of the Company to sell Shares with respect to Grants issued under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee;

(ii)                                  the Committee may make such changes to the Plan as may be necessary or appropriate to comply with the rules and regulations of any government authority or to obtain tax benefits applicable to stock options; and

(iii)                               each grant of Options, Restricted Stock, Phantom Shares (or issuance of Shares in respect thereof) or DERs (or issuance of Shares in respect thereof), or other Grant under Section 12 (or issuance of Shares in respect thereof), is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance of Options, Shares of Restricted Stock, Phantom Shares, DERs, other Grants or other Shares, no payment shall be made, or Phantom Shares or Shares issued or grant of Restricted Stock or other Grant made, in whole or in part, unless listing,

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registration, qualification, consent or approval has been effected or obtained free of any conditions in a manner acceptable to the Committee.

(b)                     Restrictions on Transfer.  Regardless of whether the offering and sale of Shares under the Plan has been registered under the Act or has been registered or qualified under the securities laws of any state, the Company may impose restrictions on the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable in order to achieve compliance with good practices, the provisions of the Act, the securities laws of any state or any other law.  In the event that the sale of Shares under the Plan is not registered under the Act but an exemption is available which requires an investment representation or other representation, each Grantee shall be required to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate by the Company and its counsel.  Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 17 shall be conclusive and binding on all persons.  Without limiting the generality of Section 6, stock certificates evidencing Shares acquired under the Plan pursuant to an unregistered transaction shall bear a restrictive legend, substantially in the following form, and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law:

“THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”).  ANY TRANSFER OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE ISSUER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT.”

(c)                      Registration or Qualification of Securities.  The Company may, but shall not be obligated to, register or qualify the issuance of Grants and/or the sale of Shares under the Act or any other applicable law.  The Company shall not be obligated to take any affirmative action in order to cause the issuance of Grants or the sale of Shares under the Plan to comply with any law.

(d)                     Exchange of Certificates.  If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under the Plan is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.

(e)                      Certain Loans.  Notwithstanding any other provision of the Plan, the Company shall not be required to take or permit any action under the Plan or any Agreement which, in the good-faith determination of the Company, would result in a material risk of a violation by the Company of Section 13(k) of the Exchange Act.

18.                               AMENDMENT OF THE PLAN.  The Board may from time to time, with respect to any Shares at the time not subject to Grants, suspend or discontinue the Plan or revise or amend it in any respect whatsoever.  The Board may amend the Plan as it shall deem advisable, except that no amendment may adversely affect a Grantee with respect to Grants previously granted unless such amendments are in connection with compliance with applicable laws; provided, however, that the Plan may not be amended without stockholder approval (a) to increase the total number of Shares that may be subject to Awards set forth in Section 6 (other than through an adjustment as provided otherwise in the Plan), (b) to change the class of Eligible Persons, (c) to reprice any awards under the Plan or to take any other action precluded

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under Section 7(h) from being taken without shareholder approval, or (d) in any other manner that in the absence of stockholder approval would cause the Plan to fail to comply with any applicable legal requirement or applicable exchange or similar state law requirements.

19.                               APPLICATION OF FUNDS.  The proceeds received by the Company from the sale of Common Stock pursuant to the exercise of an Option, the sale of Restricted Stock or in connection with other Grants under the Plan will be used for general corporate purposes.

20.                               TAX WITHHOLDING.  Each Grantee shall, no later than the date as of which the value of any Grant first becomes includable in the gross income of the Grantee for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Company regarding payment of any federal, state or local taxes of any kind that are required by law to be withheld with respect to such income.  A Grantee may elect to have such tax withholding satisfied, in whole or in part, by (i) authorizing the Company to withhold a number of Shares to be issued pursuant to a Grant equal to the Fair Market Value as of the date withholding is effected that would satisfy the minimum statutory withholding amount due, (ii) transferring to the Company Shares owned by the Grantee with a Fair Market Value equal to the amount of the required minimum statutory withholding tax, or (iii) in the case of a Grantee who is an Employee of the Company at the time such withholding is effected, by withholding from the Grantee’s cash compensation.  Notwithstanding anything contained in the Plan to the contrary, the Grantee’s satisfaction of any tax-withholding requirements imposed by the Committee shall be a condition precedent to the Company’s obligation as may otherwise by provided hereunder to provide Shares to the Grantee, and the failure of the Grantee to satisfy such requirements with respect to a Grant shall cause such Grant to be forfeited.

21.                               NOTICES.  All notices under the Plan shall be in writing, and if to the Company, shall be delivered to the Board or mailed to its principal office, addressed to the attention of the Board; and if to the Grantee, shall be delivered personally or mailed to the Grantee at the address appearing in the records of the Participating Company.  Such addresses may be changed at any time by written notice to the other party given in accordance with this Section 21.

22.                               RIGHTS TO EMPLOYMENT OR OTHER SERVICE.  Nothing in the Plan or in any Grant issued pursuant to the Plan shall confer on any individual any right to continue in the employ or other service of the Participating Company (if applicable) or interfere in any way with the right of the Participating Company and its stockholders to terminate the individual’s employment or other service at any time.

23.                               EXCULPATION AND INDEMNIFICATION.  To the maximum extent permitted by law, the Company shall indemnify and hold harmless the members of the Board and the members of the Committee from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act or omission to act in connection with the performance of such person’s duties, responsibilities and obligations under the Plan, other than such liabilities, costs and expenses as may result from the gross negligence, bad faith, willful misconduct or criminal acts of such persons.

24.                               COMPLIANCE WITH SECTION 409A OF THE CODE.

(a)                     Any Agreement issued under the Plan that is subject to Section 409A of the Code shall include such additional terms and conditions as may be required to satisfy the requirements of Section 409A of the Code.

(b)                     With respect to any Grant issued under the Plan that is subject to Section 409A of the Code, and with respect to which a payment or distribution is to be made upon a Termination of Service,

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if the Grantee is determined by the Company to be a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code and any of the Company’s stock is publicly traded on an established securities market or otherwise, such payment or distribution may not be made before the date which is six months after the date of Termination of Service (to the extent required under Section 409A of the Code).  Any payments or distributions delayed in accordance with the prior sentence shall be paid to the Grantee on the first day of the seventh month following the Grantee’s Termination of Service.

(c)                      The Board and the Committee shall administer the Plan, and exercise authority and discretion under the Plan, to satisfy the requirements of Section 409A of the Code or any exemption thereto.  Provided, however, that neither the Board nor the Committee shall be liable to any Grantee for the failure of a Grant to comply with Section 409A of the Code, including, but not limited to, liability for any taxes or penalties associated with the failure to comply with Section 409A of the Code.

25.                               NO FUND CREATED.  Any and all payments hereunder to any Grantee under the Plan shall be made from the general funds of the Company (or, if applicable, a Participating Company), no special or separate fund shall be established or other segregation of assets made to assure such payments, and the Phantom Shares (including for purposes of this Section 25 any accounts established to facilitate the implementation of Section 10(d)(iii)) and any other similar devices issued hereunder to account for Plan obligations do not constitute Common Stock and shall not be treated as (or as giving rise to) property or as a trust fund of any kind; provided, however, that the Company (or a Participating Company) may establish a mere bookkeeping reserve to meet its obligations hereunder or a trust or other funding vehicle that would not cause the Plan to be deemed to be funded for tax purposes or for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended.  The obligations of the Company (or, if applicable, a Participating Company) under the Plan are unsecured and constitute a mere promise by the Company (or, if applicable, a Participating Company) to make benefit payments in the future and, to the extent that any person acquires a right to receive payments under the Plan from the Company (or, if applicable, a Participating Company), such right shall be no greater than the right of a general unsecured creditor of the Company (or, if applicable, a Participating Company).  Without limiting the foregoing, Phantom Shares and any other similar devices issued hereunder to account for Plan obligations are solely a device for the measurement and determination of the amounts to be paid to a Grantee under the Plan, and each Grantee’s right in the Phantom Shares and any such other devices is limited to the right to receive payment, if any, as may herein be provided.

26.                               NO FIDUCIARY RELATIONSHIP.  Nothing contained in the Plan (including without limitation Section 10(e)(iii)), and no action taken pursuant to the provisions of the Plan, shall create or shall be construed to create a trust of any kind, or a fiduciary relationship between the Company, the Participating Companies, or their officers or the Committee, on the one hand, and the Grantee, the Company, the Participating Companies or any other person or entity, on the other.

27.                               CAPTIONS.  The use of captions in the Plan is for convenience.  The captions are not intended to provide substantive rights.

28.                               GOVERNING LAW.  THE PLAN SHALL BE GOVERNED BY THE LAWS OF MARYLAND, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS.

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29.                               EXECUTION.  The Company has caused the Plan to be executed in the name and on behalf of the Company by an officer of the Company thereunto duly authorized as of this 1st day of April, 2013.

TWO HARBORS INVESTMENT CORP., a Maryland corporation

By:	/s/ Rebecca B. Sandberg
Name: Rebecca B. Sandberg
Title: Secretary and General Counsel

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EXHIBIT A

PERFORMANCE CRITERIA

Performance-Based Grants intended to qualify as “performance based” compensation under Section 162(m) of the Code, may be payable upon the attainment of objective performance goals that are established by the Committee and relate to one or more Performance Criteria, in each case on a specified date or over any specified period, up to 10 years, as determined by the Committee.  Performance Criteria may be based on the achievement of the specified levels of performance under one or more of the measures set out below relative to the performance of one or more other corporations or indices, in the discretion of the Committee.

“Performance Criteria” means the following business criteria (or any combination thereof) with respect to one or more of the Company, any Participating Company or any division or operating unit thereof:

i)                                         pre-tax income,

ii)                                      after-tax income,

iii)                                   net income (meaning net income as reflected in the Company’s financial reports for the applicable period, on an aggregate, diluted and/or per share basis),

iv)                                  operating income,

v)                                     comprehensive income and/or economic return,

vi)                                  cash flow,

vii)                               earnings per share,

viii)                            return on equity,

ix)                                  return on invested capital or assets,

x)                                     cash and/or funds available for distribution,

xi)                                  appreciation in the fair market value of the Common Stock,

xii)                               return on investment,

xiii)                            total return to stockholders (meaning the aggregate Common Stock price appreciation and dividends paid (assuming full reinvestment of dividends) during the applicable period),

xiv)                           net earnings growth,

xv)                              stock appreciation (meaning an increase in the price or value of the Common Stock after the date of grant of an award and during the applicable period),

xvi)                           related return ratios,

xvii)                        increase in revenues,

xviii)                     the Company’s published ranking against its peer group of real estate investment trusts based on total stockholder return,

xix)                           net earnings,

A-1

xx)                              changes (or the absence of changes) in the per share or aggregate market price of the Company’s Common Stock,

xxi)                           number of securities sold or issued,

xxii)                        earnings before any one or more of the following items:  interest, taxes, depreciation or amortization for the applicable period, as reflected in the Company’s financial reports for the applicable period, and

xxiii)                     total revenue growth (meaning the increase in total revenues after the date of grant of an award and during the applicable period, as reflected in the Company’s financial reports for the applicable period).

Except as otherwise expressly provided, all financial terms are used as defined under Generally Accepted Accounting Principles (“GAAP”) and all determinations shall be made in accordance with GAAP, as applied by the Company in the preparation of its periodic reports to stockholders.

To the extent permitted by Section 162(m) of the Code, unless the Committee provides otherwise at the time of establishing the performance goals, for each fiscal year of the Company, the Committee may provide for objectively determinable adjustments, as determined in accordance with GAAP, to any of the Performance Criteria described above for one or more of the items of gain, loss, profit or expense:  (A) determined to be extraordinary or unusual in nature or infrequent in occurrence, (B) related to the disposal of a segment of a business, (C) related to a change in accounting principle under GAAP, (D) related to discontinued operations that do not qualify as a segment of a business under GAAP, and (E) attributable to the business operations of any entity acquired by the Company during the fiscal year.

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0 0000172572_1 R1.0.0.51160 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 James J. Bender 02 Mark D. Ein 03 William W. Johnson 04 Stephen G. Kasnet 05 W. Reid Sanders 06 Thomas Siering 07 Brian C. Taylor 08 Hope B. Woodhouse TWO HARBORS INVESTMENT CORP. 601 CARLSON PARKWAY SUITE 1400 MINNETONKA, MN 55305 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 20, 2013. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 20, 2013. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For Against Abstain 2 Approval of the Two Harbors Restated 2009 Equity Incentive Plan. 3 Ratification of the appointment of Ernst & Young LLP to serve as our independent registered public accounting firm for our fiscal year ending December 31, 2013. 4 Advisory vote on executive compensation. NOTE: The proxies are authorized to vote in their discretion on any matter that may properly come before the Annual Meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

0000172572_2 R1.0.0.51160 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/ are available at www.proxyvote.com . TWO HARBORS INVESTMENT CORP. Annual Meeting of Stockholders May 21, 2013 1:00 P.M. Central Time This proxy is solicited by the Board of Directors The undersigned hereby authorizes and appoints Thomas Siering and Brad Farrell, and each of them, as proxies, with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders to be held at The Grand Hotel Minneapolis, 615 Second Ave South, Minneapolis, MN 55402, on Tuesday, May 21, 2013, at 1:00 p.m. Central Time, and at any postponements or adjournments thereof, and to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and to otherwise represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. When properly executed, this proxy will be voted on the proposals set forth herein as directed by the stockholder, but if no direction is made in the space provided, this proxy will be voted FOR the election of all nominess for director, FOR the approval of the Restated 2009 Equity Incentive Plan, FOR ratification of the appointment of auditors, FOR the advisory vote on executive compensation, and according to the discretion of the proxy holders on any other matters that may properly come before the meeting or any postponement or adjournment thereof. This proxy is revocable. The undersigned hereby revokes all previous proxies relating to the shares covered hereby and acknowledges receipt of the notice and proxy statement relating to the Annual Meeting of Stockholders. Continued and to be signed on reverse side